UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

AB MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2017

Date of reporting period: May 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.17

ANNUAL REPORT

AB MUNICIPAL INCOME FUND

+	AB CALIFORNIA PORTFOLIO
+	AB HIGH INCOME MUNICIPAL PORTFOLIO
+	AB NATIONAL PORTFOLIO
+	AB NEW YORK PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Fund: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

July 14, 2017

This report provides management’s discussion of fund performance for AB Municipal Income Fund: AB California, AB High Income Municipal, AB National and AB New York Portfolios for the annual reporting period ended May 31, 2017.

The investment objective of the California, National and New York Portfolios is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what the Adviser considers to be undue risk to principal or income. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF MAY 31, 2017 (unaudited)

	6 Months	12 Months
AB CALIFORNIA PORTFOLIO[1]
Class A Shares	4.24%	0.69%
Class B Shares[2]	3.86%	-0.06%
Class C Shares	3.76%	-0.15%
Advisor Class Shares[3]	4.37%	0.94%
Bloomberg Barclays Municipal Bond Index	5.16%	1.46%

	6 Months	12 Months
AB HIGH INCOME MUNICIPAL PORTFOLIO
Class A Shares	6.34%	1.13%
Class C Shares	5.85%	0.38%
Advisor Class Shares[3]	6.37%	1.38%
Bloomberg Barclays Municipal Bond Index	5.16%	1.46%

1	Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended May 31, 2017, by 0.01% and 0.01%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

3	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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NAV RETURNS AS OF MAY 31, 2017 (unaudited)

	6 Months	12 Months
AB NATIONAL PORTFOLIO
Class A Shares	4.62%	0.99%
Class B Shares[1]	4.23%	0.09%
Class C Shares	4.23%	0.24%
Advisor Class Shares[2]	4.75%	1.24%
Bloomberg Barclays Municipal Bond Index	5.16%	1.46%

	6 Months	12 Months
AB NEW YORK PORTFOLIO
Class A Shares	4.64%	1.00%
Class B Shares[1]	4.26%	0.25%
Class C Shares	4.36%	0.25%
Advisor Class Shares[2]	4.77%	1.26%
Bloomberg Barclays Municipal Bond Index	5.16%	1.46%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared with its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended May 31, 2017.

California Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods, before sales charges. For the 12-month period, security selection in the electric utility, assessment district and tax-supported local lease sectors detracted from returns relative to the benchmark, while selections within the special tax, local general obligation (“GO”) and multi-family housing sectors were the largest contributors to performance. For the six-month period, security selection in the electric utility, assessment district and tax-supported local lease sectors detracted. Security selection within the special tax, not-for-profit health care and state GO sectors contributed. Yield-curve positioning also contributed to returns over both periods.

High Income Municipal Portfolio: All share classes of the Portfolio underperformed the benchmark during the 12-month period, but outperformed during the six-month period, before sales charges. For the 12-month period, security selection in the industrial development—industry, electric utility and state GO sectors detracted relative to the benchmark, while selections in the tobacco, senior living and industrial development—

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miscellaneous sectors were the largest contributors to performance. For the six-month period, security selection in the tobacco, pre-refunded and industrial development—miscellaneous sectors contributed most to performance. Security selection within the senior living, not-for-profit health care and electric utility sectors detracted. Yield-curve positioning contributed to returns over both periods.

National Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods, before sales charges. For the 12-month period, security selection in the state GO, water & sewer and not-for-profit health care sectors detracted relative to the benchmark, while the miscellaneous revenue, special tax and local GO sectors were the largest contributors. For the six-month period, security selection in the senior living, special tax and toll road sectors detracted. Security selection in the miscellaneous revenue and assessment district sectors contributed. Yield-curve positioning also contributed to returns over both periods.

New York Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods, before sales charges. For the 12-month period, security selection in the special tax, water & sewer and toll roads sectors detracted from returns relative to the benchmark, while security selections in the industrial development—airline, industrial development—miscellaneous and not-for-profit health care sectors were the largest contributors. For the six-month period, security selection in private higher education, toll road and industrial development—industry sectors detracted. Security selection in the tax-supported state lease, pre-refunded, and multi-family housing sectors contributed. Yield-curve positioning also contributed to returns over the six-month period.

The California and New York Portfolios utilized derivatives in the form of interest rate swaps for hedging purposes, which had no material impact on absolute returns for both periods; inflation (“CPI”) swaps for hedging purposes had an immaterial impact for the 12-month period.

The High Income Municipal Portfolio utilized credit default swaps for investment purposes and CPI swaps for hedging purposes, which had an immaterial impact on returns during the 12-month period; interest rate swaps for hedging purposes had no material impact for both periods.

The National Portfolio utilized interest rate swaps and CPI swaps for hedging purposes, which had an immaterial impact on returns during the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

The relatively strong performance of equities and corporate bonds during both periods reflected investors’ expectations that economic growth should be solid going forward. Within the municipal market, this sentiment was reflected in the better performance of mid-grade bonds over high-grade bonds.

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The specter of tax reform remains on the horizon, though the chances of significant reform have declined recently as Republicans continue to grapple with repealing and replacing the Affordable Care Act. At the end of the reporting period, the market yields of municipal bonds relative to taxable bonds suggested a low probability of significant tax reform. The after-tax income of municipals relative to taxable bonds would be below average, however, if tax rates were cut to 33%, as proposed by both President Trump and House Speaker Ryan. The relative advantage of municipals would fall sharply if long-term capital gains rates were cut as in certain proposals and taxable interest were subject to the same reduced rate. While significant tax reform may be unlikely in the near term, the Portfolios’ Senior Investment Management Team continues to position the Portfolios with a relatively small portion in the longest-maturity bonds; this could potentially reduce the Portfolios’ exposure to tax reform should a push to significantly cut taxes materialize in the months ahead.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Portfolio	Insured Bonds[1]	Pre-refunded/ ETM2/Insured Bonds[1]
California	6.35%	0.20%
High Income	2.81%	0.00%
National	7.13%	1.79%
New York	5.82%	0.00%

1	Breakdowns expressed as a percentage of investments in municipal bonds.

2	Escrowed to maturity.

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INVESTMENT POLICIES

Each of the California, National and New York Portfolios pursues its objective by investing principally in high-yielding, predominantly investment-grade municipal securities. The High Income Municipal Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be non-investment-grade or investment-grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax for certain taxpayers. Each of the Portfolios that invests in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The California, National and New York Portfolios may also invest in forward commitments, tender option bond transactions (“TOBs”), zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities and derivatives, such as options, futures contracts, forwards and swaps.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities and certain types of mortgage related securities. The Portfolio may invest in derivatives, such as options, futures contracts, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk (High Income Municipal Portfolio): Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The

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DISCLOSURES AND RISKS (continued)

Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, recently defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

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DISCLOSURES AND RISKS (continued)

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolios may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk (High Income Municipal Portfolio): To the extent the Portfolio uses leveraging techniques, such as TOBs, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolios was 4.25%. If the Class A annualized returns for the Portfolios and the National, California and New York Portfolio returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, their returns would be lower. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AB CALIFORNIA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2007 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB California Portfolio Class A shares (from 5/31/2007 to 5/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB CALIFORNIA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.45%	2.57%
1 Year	0.69%	-2.36%
5 Years	3.28%	2.66%
10 Years	4.23%	3.91%
CLASS B SHARES			0.71%	1.26%
1 Year	-0.06%	-2.99%
5 Years	2.54%	2.54%
10 Years[3]	3.80%	3.80%
CLASS C SHARES			0.74%	1.31%
1 Year	-0.15%	-1.13%
5 Years	2.54%	2.54%
10 Years	3.49%	3.49%
ADVISOR CLASS SHARES[4]			1.74%	3.09%
1 Year	0.94%	0.94%
5 Years	3.57%	3.57%
Since Inception[5]	4.98%	4.98%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.56%, 1.56% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, exclusive of any interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

5	Inception date: 8/6/2008.

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HISTORICAL PERFORMANCE (continued)

AB CALIFORNIA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.92%
5 Years	2.65%
10 Years	3.96%
CLASS B SHARES
1 Year	-4.66%
5 Years	2.53%
10 Years[1]	3.85%
CLASS C SHARES
1 Year	-2.66%
5 Years	2.53%
10 Years	3.54%
ADVISOR CLASS SHARES[2]
1 Year	-0.71%
5 Years	3.56%
Since Inception[3]	4.91%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Inception date: 8/6/2008.

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HISTORICAL PERFORMANCE

AB HIGH INCOME MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

1/26/20101 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Municipal Portfolio Class A shares (from 1/26/20101 to 5/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 1/26/2010.

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HISTORICAL PERFORMANCE (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			3.17%	4.88%
1 Year	1.13%	-1.89%
5 Years	5.19%	4.56%
Since Inception[3]	6.81%	6.37%
CLASS C SHARES			2.53%	3.89%
1 Year	0.38%	-0.59%
5 Years	4.42%	4.42%
Since Inception[3]	6.04%	6.04%
ADVISOR CLASS SHARES[4]			3.52%	5.42%
1 Year	1.38%	1.38%
5 Years	5.47%	5.47%
Since Inception[3]	7.10%	7.10%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.63% and 0.63% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, exclusive of any interest expense to 0.80%, 1.55% and 0.55% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Inception date: 1/26/2010.

4	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

abfunds.com	AB MUNICIPAL INCOME FUND | 15

HISTORICAL PERFORMANCE (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-4.07%
5 Years	4.44%
Since Inception[1]	6.28%
CLASS C SHARES
1 Year	-2.69%
5 Years	4.33%
Since Inception[1]	5.96%
ADVISOR CLASS SHARES[2]
1 Year	-0.84%
5 Years	5.35%
Since Inception[1]	7.01%

1	Inception date: 1/26/2010.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

16 | AB MUNICIPAL INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE

AB NATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2007 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB National Portfolio Class A shares (from 5/31/2007 to 5/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL INCOME FUND | 17

HISTORICAL PERFORMANCE (continued)

AB NATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.87%	2.88%
1 Year	0.99%	-2.08%
5 Years	3.16%	2.54%
10 Years	4.13%	3.82%
CLASS B SHARES			1.19%	1.83%
1 Year	0.09%	-2.85%
5 Years	2.43%	2.43%
10 Years[3]	3.71%	3.71%
CLASS C SHARES			1.18%	1.82%
1 Year	0.24%	-0.74%
5 Years	2.42%	2.42%
10 Years	3.40%	3.40%
ADVISOR CLASS SHARES[4]			2.18%	3.35%
1 Year	1.24%	1.24%
5 Years	3.44%	3.44%
Since Inception[5]	4.93%	4.93%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.58%, 1.56% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

5	Inception date: 8/6/2008.

18 | AB MUNICIPAL INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB NATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.88%
5 Years	2.48%
10 Years	3.84%
CLASS B SHARES
1 Year	-4.67%
5 Years	2.38%
10 Years[1]	3.73%
CLASS C SHARES
1 Year	-2.61%
5 Years	2.37%
10 Years	3.42%
ADVISOR CLASS SHARES[2]
1 Year	-0.66%
5 Years	3.39%
Since Inception[3]	4.85%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Inception date: 8/6/2008.

abfunds.com	AB MUNICIPAL INCOME FUND | 19

HISTORICAL PERFORMANCE

AB NEW YORK PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2007 TO 5/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB New York Portfolio Class A shares (from 5/31/2007 to 5/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

20 | AB MUNICIPAL INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB NEW YORK PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.63%	2.75%
1 Year	1.00%	-2.07%
5 Years	2.61%	1.98%
10 Years	3.83%	3.52%
CLASS B SHARES			0.95%	1.60%
1 Year	0.25%	-2.69%
5 Years	1.88%	1.88%
10 Years[3]	3.42%	3.42%
CLASS C SHARES			0.94%	1.59%
1 Year	0.25%	-0.73%
5 Years	1.87%	1.87%
10 Years	3.11%	3.11%
ADVISOR CLASS SHARES[4]			1.94%	3.27%
1 Year	1.26%	1.26%
5 Years	2.89%	2.89%
Since Inception[5]	4.37%	4.37%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.83%, 1.61%, 1.58% and 0.58% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

5	Inception date: 8/6/2008.

abfunds.com	AB MUNICIPAL INCOME FUND | 21

HISTORICAL PERFORMANCE (continued)

AB NEW YORK PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.64%
5 Years	1.97%
10 Years	3.55%
CLASS B SHARES
1 Year	-4.39%
5 Years	1.84%
10 Years[1]	3.45%
CLASS C SHARES
1 Year	-2.47%
5 Years	1.84%
10 Years	3.13%
ADVISOR CLASS SHARES[2]
1 Year	-0.51%
5 Years	2.88%
Since Inception[3]	4.31%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Inception date: 8/6/2008.

22 | AB MUNICIPAL INCOME FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB MUNICIPAL INCOME FUND | 23

EXPENSE EXAMPLE (continued)

(unaudited)

AB California Portfolio

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,042.40	$3.82	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class B
Actual	$1,000	$1,038.60	$7.62	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Class C
Actual	$1,000	$1,037.60	$7.62	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$1,043.70	$2.55	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

AB High Income Municipal Portfolio

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,063.40	$4.48	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class C
Actual	$1,000	$1,058.50	$8.31	1.62%
Hypothetical**	$1,000	$1,016.85	$8.15	1.62%
Advisor Class
Actual	$1,000	$1,063.70	$3.19	0.62%
Hypothetical**	$1,000	$1,021.84	$3.13	0.62%

AB National Portfolio

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,046.20	$3.83	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class B
Actual	$1,000	$1,042.30	$7.64	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Class C
Actual	$1,000	$1,042.30	$7.64	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$1,047.50	$2.55	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

24 | AB MUNICIPAL INCOME FUND	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

AB New York Portfolio*

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,046.40	$3.83	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class B
Actual	$1,000	$1,042.60	$7.64	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Class C
Actual	$1,000	$1,043.60	$7.64	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$1,047.70	$2.55	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL INCOME FUND | 25

BOND RATING SUMMARY1

May 31, 2017 (unaudited)

1	All data are as of May 31, 2017. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, not applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

26 | AB MUNICIPAL INCOME FUND	abfunds.com

BOND RATING SUMMARY1 (continued)

May 31, 2017 (unaudited)

1	All data are as of May 31, 2017. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, not applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME FUND | 27

PORTFOLIO OF INVESTMENTS

AB CALIFORNIA PORTFOLIO

May 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.3%
Long-Term Municipal Bonds – 101.3%
California – 99.1%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/35-10/01/36	$11,350	$12,791,367
Anaheim Housing & Public Improvements Authority (Anaheim Electric Utility Fund) Series 2016A 5.00%, 10/01/34-10/01/36	10,930	12,356,401
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 6/01/33-6/01/35	3,300	3,891,084
Bay Area Toll Authority Series 2010S-2 5.00%, 10/01/30	2,350	2,621,213
Series 2013S 5.00%, 4/01/31-4/01/33	12,700	14,668,578
Beaumont Financing Authority AMBAC Series 2007C 5.00%, 9/01/26	3,305	3,360,788
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	3,640	3,966,690
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/35	4,415	5,036,323
California Educational Facilities Authority (Loma Linda University) Series 2017A 5.00%, 4/01/47	3,000	3,389,820
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/30	1,250	1,418,663
Series 2015 5.00%, 11/01/31	2,000	2,360,280
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/30	2,000	2,393,620
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/35-8/15/47(a)	7,365	8,371,217

28 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (Dignity Health Obligated Group) Series 2008G 5.50%, 7/01/25	$3,180	$3,331,845
California Health Facilities Financing Authority (St Joseph Health System Obligated Group) Series 2013A 5.00%, 7/01/33	5,000	5,700,100
California Infrastructure & Economic Development Bank (Academy of Motion Picture Arts and Sciences Obligated Group) Series 2015 5.00%, 11/01/33-11/01/34	4,035	4,717,218
California Infrastructure & Economic Development Bank (Salvation Army Western Territory (The)) Series 2016 4.00%, 9/01/34	1,000	1,061,870
5.00%, 9/01/32	1,000	1,183,320
California Municipal Finance Authority (American Heritage Education Foundation/CA) Series 2016A 5.00%, 6/01/36-6/01/46	3,400	3,669,330
California Municipal Finance Authority (Azusa Pacific University) Series 2015B 5.00%, 4/01/35-4/01/41	5,960	6,416,732
California Municipal Finance Authority (Biola University, Inc.) Series 2017 5.00%, 10/01/32-10/01/36	3,510	4,041,865
California Municipal Finance Authority (Eisenhower Medical Center) Series 2017A 5.00%, 7/01/34-7/01/36(a)	5,050	5,755,988
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2014 5.25%, 1/01/45	1,295	1,254,622
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32(b)(c)(d)	2,745	411,750

abfunds.com	AB MUNICIPAL INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Public Finance Authority (Henry Mayo Newhall Memorial Hospital) Series 2017 5.00%, 10/15/37-10/15/47	$3,665	$3,979,104
California School Finance Authority (ACE Charter Schools Obligated Group) Series 2016A 5.00%, 6/01/42(e)	2,750	2,651,192
California School Finance Authority (Alliance College-Ready Public Schools Facilities Corp.) Series 2015A 5.00%, 7/01/45(e)	4,000	4,172,520
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 6/01/46-6/01/51(e)	4,325	4,377,359
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2015A 5.00%, 8/01/45(e)	1,000	1,060,380
California School Finance Authority (Kipp LA) Series 2014A 5.00%, 7/01/34	600	636,492
California School Finance Authority (Launchpad Development Obligated Group) Series 2016A 5.00%, 6/01/36-6/01/46(e)	3,500	3,521,610
California School Finance Authority (Rocketship Education Obligated Group) Series 2017A 5.125%, 6/01/47(e)	1,100	1,111,440
California School Finance Authority (View Park Elementary & Middle Schools) Series 2014A 5.625%, 10/01/34	575	620,511
5.875%, 10/01/44	1,000	1,083,600
6.00%, 10/01/49	715	766,480
California State Public Works Board (California State Public Works Board Lease) Series 2012A 5.00%, 4/01/37	5,000	5,600,600

30 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California State University Series 2016A 4.00%, 11/01/34	$1,000	$1,071,960
Series 2017A 5.00%, 11/01/32-11/01/36	4,675	5,636,898
California Statewide Communities Development Authority (American Baptist Homes of the West) Series 2015 5.00%, 10/01/26-10/01/45	5,645	6,206,379
California Statewide Communities Development Authority (Buck Institute for Research on Aging) AGM Series 2014 5.00%, 11/15/34-11/15/44	4,500	5,196,965
California Statewide Communities Development Authority (Highland Creek Associates LP/CA) Series 2001K 5.40%, 4/01/34	4,930	4,947,699
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016A 5.00%, 12/01/36(e)	5,000	5,473,150
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44	1,800	1,864,656
5.375%, 11/01/49	2,500	2,601,225
Capistrano Unified School District School Facilities Improvement District No 1 AGM Series 2001B Zero Coupon, 8/01/25	8,000	6,299,600
City of Encinitas CA (City of Encinitas CA CFD No 1) Series 2012 5.00%, 9/01/26-9/01/29	2,795	3,125,733
City of Irvine CA (City of Irvine CA Assessment Dist No 13-1) Series 2013 5.00%, 9/02/27-9/02/29	1,760	1,968,263
City of Long Beach CA (City of Long Beach CA Marina Revenue) Series 2015 5.00%, 5/15/32-5/15/45	5,600	6,135,564

abfunds.com	AB MUNICIPAL INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Los Angeles CA Wastewater System Revenue Series 2013B 5.00%, 6/01/31	$5,000	$5,954,550
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	8,340	9,017,458
Series 2010A 5.00%, 5/15/25-5/15/27	12,475	13,895,515
City of Palm Springs CA COP Series 1991B Zero Coupon, 4/15/21 (Pre-refunded/ETM)	37,500	35,670,000
City of Palo Alto CA (City of Palo Alto CA University Avenue AD) Series 2012 5.00%, 9/02/25-9/02/30	3,290	3,614,669
City of Redding CA NATL Series 1992 10.766%, 7/01/22 (Pre-refunded/ETM)(f)†	775	972,276
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/33	10,090	11,754,144
City of Roseville CA Series 2017A 5.00%, 9/01/33-9/01/34(a)	2,320	2,618,379
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/36	755	768,364
City of San Jose CA Hotel Tax Revenue Series 2011 6.125%, 5/01/31	5,000	5,836,650
City of Santa Clara CA Electric Revenue Series 2011A 5.00%, 7/01/30	1,810	2,046,314
County of Orange CA COP AMBAC Series 1991 6.00%, 6/01/21 (Pre-refunded/ETM)	395	419,822
County of Sacramento CA (North Vineyard District 2005-2) Series 2016 5.00%, 9/01/40-9/01/45	2,265	2,484,012

32 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Sacramento CA Airport System Revenue Series 2016B 5.00%, 7/01/36	$1,755	$2,021,391
County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	1,635	1,761,631
El Dorado Irrigation District/El Dorado County Water Agency Series 2016C 5.00%, 3/01/35-3/01/36	9,000	10,485,900
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/40	4,000	4,246,440
Garden Grove Unified School District Series 2013C 5.00%, 8/01/32	2,535	2,974,949
Imperial Irrigation District Electric System Revenue Series 2016C 5.00%, 11/01/31-11/01/36	5,000	5,942,885
Jurupa Unified School District Series 2017B 5.00%, 8/01/34-8/01/35	1,535	1,842,248
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/31-9/01/35	4,925	5,349,195
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/28-11/01/30	11,485	13,082,422
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2016A 5.00%, 6/01/32	3,500	4,241,300
Los Angeles County Sanitation Districts Financing Authority Series 2015A 5.00%, 10/01/34	5,000	5,847,800
Los Angeles Unified School District/CA COP Series 2012B 5.00%, 10/01/28-10/01/29	9,220	10,638,807

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 4.00%, 11/01/35	$12,480	$12,945,629
Norco Community Redevelopment Agency Successor Agency (Norco Redevelopment Agency Project No 1) Series 2010 5.875%, 3/01/32	1,580	1,772,934
6.00%, 3/01/36	1,125	1,264,523
AMBAC Series 2005 5.00%, 3/01/26	1,900	1,905,434
Norman Y Mineta San Jose International Airport SJC Series 2017A 5.00%, 3/01/33-3/01/37	8,400	9,759,720
Series 2017B 5.00%, 3/01/35	3,000	3,539,430
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/31-8/01/33	5,340	6,341,686
Series 2016 5.00%, 8/01/31	2,500	3,008,550
Orange County Transportation Authority Series 2013 5.00%, 8/15/29	2,360	2,764,480
Oxnard Financing Authority AGM Series 2014 5.00%, 6/01/31	5,250	6,010,777
Palomar Health Series 2016 5.00%, 11/01/36	5,000	5,474,750
Series 2016A 5.00%, 8/01/31	1,285	1,515,285
Port of Los Angeles Series 2009C 5.00%, 8/01/26	21,450	23,221,984
Poway Unified School District (Poway Unified School District CFD No 6) Series 2012 5.00%, 9/01/26	970	1,073,276

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Poway Unified School District Public Financing Authority Series 2015A 5.00%, 9/01/33-9/01/34	$2,500	$2,771,170
Redding Joint Powers Financing Authority Series 2015A 5.00%, 6/01/30	1,350	1,597,630
Riverside County Transportation Commission (Riverside County Transportation Commission Sales Tax) Series 2013A 5.25%, 6/01/32	9,165	10,952,542
Rocklin Unified School District Community Facilities District NATL Series 2004 5.00%, 9/01/25	1,000	1,002,630
Sacramento Area Flood Control Agency Series 2016A 5.00%, 10/01/35	5,000	5,932,950
Sacramento Regional Transit District Series 2012 5.00%, 3/01/36 (Pre-refunded/ETM)	680	766,931
5.00%, 3/01/36-3/01/42	2,445	2,672,713
5.00%, 3/01/42 (Pre-refunded/ETM)	1,125	1,268,820
San Diego County Water Authority Financing Corp Series 2011B 5.00%, 5/01/30	6,115	6,953,795
San Diego County Water Authority Financing Corp. Series 2011B 5.00%, 5/01/29	10,000	11,379,800
San Diego Public Facilities Financing Authority (San Diego Public Facilities Financing Authority Lease) Series 2010A 5.25%, 3/01/25	15,000	16,852,650
San Diego Unified School District/CA Series 2013C 5.00%, 7/01/32	3,180	3,758,792
Series 2016S 4.00%, 7/01/32	5,250	5,733,945

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010A 4.90%, 5/01/29	$2,200	$2,401,212
Series 2012A 5.00%, 5/01/27-5/01/28	7,000	7,896,660
AGM Series 2000A 6.125%, 1/01/27	1,480	1,487,356
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/29	1,310	1,425,097
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) Series 2016B 5.00%, 8/01/33-8/01/35	2,000	2,315,510
Series 2016C 5.00%, 8/01/32-8/01/35	2,000	2,316,410
San Joaquin Hills Transportation Corridor Agency Series 1993 Zero Coupon, 1/01/20-1/01/21 (Pre-refunded/ETM)	40,000	38,606,800
Zero Coupon, 1/01/23 (Pre-refunded/ETM)(g)	25,000	23,053,500
San Mateo Joint Powers Financing Authority (San Mateo Joint Powers Financing Authority Lease) Series 2016A 4.00%, 7/15/32-7/15/35	6,605	7,129,596
Santa Ana Unified School District Series 2008A 5.25%, 8/01/28	5,400	5,648,238
Southern California Public Power Authority Series 2009A 5.00%, 7/01/23 (Pre-refunded/ETM)	2,880	3,063,456
5.00%, 7/01/23	320	339,450
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014A 5.00%, 7/01/33-7/01/34	8,200	9,620,082

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of California Series 2004 5.30%, 4/01/29	$5	$5,014
Series 2013 5.00%, 2/01/31-11/01/31	10,000	11,615,550
Series 2014 5.00%, 12/01/30	2,000	2,348,800
Series 2017 5.00%, 8/01/35	5,000	5,913,800
State of California (Inland Regional Center) Series 2015 5.00%, 6/15/32	5,000	5,751,000
State of California Department of Water Resources Series 2008 5.00%, 12/01/24	95	98,749
Series 2008AE 5.00%, 12/01/27	100	103,916
Series 2009A 5.00%, 12/01/29	930	984,982
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 9/01/33-9/01/34	3,800	4,344,558
Successor Agency to Richmond Community Redevelopment Agency Series 2010A 5.75%, 9/01/24-9/01/25	1,985	2,214,930
6.00%, 9/01/30	1,395	1,566,306
Successor Agency to the Redev of San Francisco – Mission Bay North Series 2016A 5.00%, 8/01/32-8/01/36	3,335	3,933,840
Tejon Ranch Public Facilities Finance Authority (Tejon Ranch Public Facilities Finance Authority CFD No 1) Series 2012 5.25%, 9/01/26-9/01/28	2,375	2,609,460
5.50%, 9/01/30-9/01/33	2,135	2,341,977
Tustin Community Facilities District No 06-1 Series 2015A 5.00%, 9/01/32-9/01/35	3,780	4,213,754
University of California Series 2013A 5.00%, 5/15/32	9,000	10,561,140

abfunds.com	AB MUNICIPAL INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Walnut Energy Center Authority Series 2014 5.00%, 1/01/31-1/01/32	$7,700	$9,188,910
West Contra Costa Healthcare District Series 2011 6.00%, 7/01/32	1,050	1,145,046
AMBAC Series 2004 5.375%, 7/01/21-7/01/24	4,720	4,727,489

		688,982,599

Massachusetts – 0.8%
Commonwealth of Massachusetts NATL Series 2000E 1.23%, 12/01/30(h)	3,125	2,854,372
NATL Series 2000G 1.23%, 12/01/30(h)	3,150	2,877,982

		5,732,354

Nevada – 0.3%
Henderson Local Improvement Districts AGM Series 2007A 5.00%, 3/01/22	2,110	2,127,386

New York – 0.2%
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.365%, 1/01/39(h)	1,300	1,170,688

Ohio – 0.2%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	1,700	1,591,557

Texas – 0.7%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	3,050	3,461,750
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,525	1,700,680

		5,162,430

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Total Municipal Obligations (cost $656,444,252)		$704,767,014

	Shares
SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(i)(j) (cost $4,117,263)	4,117,263	4,117,263

Total Investments – 101.9% (cost $660,561,515)		708,884,277
Other assets less liabilities – (1.9)%		(13,273,674)

Net Assets – 100.0%		$695,610,603

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$14,500	7/30/26	4.090%	SIFMA*	$(2,996,769)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

†	Inverse floater security.

(a)	When-Issued or delayed delivery security.

(b)	Non-income producing security.

(c)	Defaulted.

(d)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32	12/22/11	$2,745,000	$411,750	0.06%

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the aggregate market value of these securities amounted to $22,367,651 or 3.2% of net assets.

(f)	Variable rate coupon, rate shown as of May 31, 2017.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

(h)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2017 and the aggregate market value of these securities amounted to $6,903,042 or 0.99% of net assets.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.4% and 0.2%, respectively.

Glossary:

AD – Assessment District

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CFD – Community Facilities District

COP – Certificate of Participation

DOT – Department of Transportation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB HIGH INCOME MUNICIPAL PORTFOLIO

May 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 102.0%
Long-Term Municipal Bonds – 102.0%
Alabama – 1.1%
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 4.75%, 1/01/25	$530	$530,737
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	18,565	21,456,870
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 6.25%, 2/01/23	1,000	1,041,670
7.00%, 2/01/36	3,130	3,294,700

		26,323,977

Alaska – 0.2%
City of Koyukuk AK Series 2011 7.75%, 10/01/41	4,550	5,237,232

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015A 6.625%, 9/01/35	5,000	4,840,300

Arizona – 1.4%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.10%, 10/01/22	2,590	2,592,745
5.20%, 10/01/37	6,855	6,854,657
Glendale Industrial Development Authority (Glencroft Retirement Community Obligated Group) Series 2016 5.25%, 11/15/46-11/15/51	1,950	1,854,604
Industrial Development Authority of the City of Phoenix (The) (Deer Valley Assisted Living Facility LLC) Series 2016A 5.125%, 7/01/36	4,400	4,241,644
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2012 6.30%, 7/01/42	1,000	1,080,150

abfunds.com	AB MUNICIPAL INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014 5.00%, 7/01/44	$10,690	$11,329,048
Maricopa County Industrial Development Authority (Reid Traditional Schools Painted Rock Academy) Series 2016 5.00%, 7/01/47	1,375	1,429,863
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	2,200	2,456,938
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/42-12/01/46	3,000	3,144,195

		34,983,844

California – 7.2%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	2,400	2,648,592
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/35	5,000	5,642,850
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31	2,730	3,289,841
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32(a)	1,000	1,091,200
6.875%, 1/01/42(a)	3,500	3,794,805
Series 2014 5.00%, 1/01/35	1,050	1,024,779
5.25%, 1/01/45	3,025	2,930,680
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 8/01/47	1,675	1,718,885
California Municipal Finance Authority (Rocketship Education) Series 2014A 7.00%, 6/01/34	3,800	4,219,786
7.25%, 6/01/43	6,565	7,491,059

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43	$3,290	$3,526,485
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32(b)(c)(d)	3,795	569,250
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	16,720	17,867,828
California School Finance Authority (ACE Charter Schools Obligated Group) Series 2016A 5.00%, 6/01/52(a)	2,045	1,920,030
California School Finance Authority (Alliance College-Ready Public Schools Facilities Corp.) Series 2016A 5.00%, 7/01/46-7/01/51(a)	5,250	5,443,988
California School Finance Authority (Kipp LA) Series 2014A 5.125%, 7/01/44	2,850	2,972,350
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 8/01/34	1,000	1,041,760
6.75%, 8/01/44	6,180	6,549,935
California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 6/01/47(b)(c)(d)	8,995	6,746,250
California Statewide Communities Development Authority (Amino Inglewood CA High School) Series 2011A 7.25%, 8/01/41	2,000	2,214,160
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	3,470	3,750,723

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Front Porch Communities & Services) Series 2007A 5.125%, 4/01/37(a)	$3,300	$3,302,706
California Statewide Communities Development Authority (John Muir Health) Series 2016A 5.00%, 8/15/41	1,000	1,140,640
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41	4,000	4,617,440
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	4,050	4,672,323
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 5.625%, 10/01/32	1,000	1,084,130
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens/The) Series 2012A 6.00%, 10/01/47	1,000	1,086,470
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	4,500	5,215,365
Los Angeles County Public Works Financing Authority (Los Angeles County Public Works Financing Authority Lease) Series 2016D 5.00%, 12/01/45	6,150	7,050,852
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 4.00%, 11/01/33-11/01/36	14,750	15,338,716
Norco Community Redevelopment Agency Successor Agency (Norco Redevelopment Agency Project No. 1) Series 2010 6.00%, 3/01/36	450	505,809

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oakland Unified School District/Alameda County Series 2012A 5.50%, 8/01/32	$1,500	$1,815,645
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) NATL Series 2016C 5.00%, 8/01/41	2,750	3,133,020
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	5,600	6,192,256
Series 2014B 5.25%, 1/15/44	4,000	4,396,720
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36	3,600	3,600,360
Successor Agency to Richmond Community Redevelopment Agency Series 2010A 6.00%, 9/01/30	1,235	1,386,658
University of California Series 2013A 5.00%, 5/15/32(e)	10,000	11,734,600
University of California CA Revenues 5.00%, 5/15/33(e)	9,000	10,528,110
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42	5,900	6,380,260

		179,637,316

Colorado – 1.6%
Castle Oaks Metropolitan District No. 3 Series 2015 6.25%, 12/01/44	1,000	1,062,820
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/37	5,730	5,841,105
Central Platte Valley Metropolitan District Series 2014 5.00%, 12/01/43	1,250	1,327,413
Colorado Educational & Cultural Facilities Authority (STEM School Academy) Series 2014 5.00%, 11/01/44	890	898,731
5.125%, 11/01/49	765	771,763
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,795	6,156,434

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Christian Living Communities) Series 2016 5.00%, 1/01/31	$2,975	$3,114,200
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,690	2,799,456
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.125%, 12/01/45(a)	1,750	1,843,992
6.25%, 12/01/50(a)	1,000	1,055,170
Copperleaf Metropolitan District No. 2 Series 2015 5.75%, 12/01/45	1,000	1,033,850
E-470 Public Highway Authority Series 2010C 5.25%, 9/01/25	600	665,028
Fitzsimons Village Metropolitan District No. 1 Series 2010A 7.50%, 3/01/40	1,346	1,420,555
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/40(a)	1,000	1,038,850
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	5,810	6,414,879
Sterling Ranch Community Authority Board Series 2015A 5.75%, 12/01/45	1,610	1,603,270
Three Springs Metropolitan District No. 3 Series 2010 7.75%, 12/01/39	2,550	2,653,683

		39,701,199

Connecticut – 0.4%
State of Connecticut Series 2013E 5.00%, 8/15/31(e)	7,850	8,839,885

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	575	596,839

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.6%
District of Columbia (American Society of Hematology, Inc. (The)) Series 2009 5.00%, 7/01/36	$3,000	$3,367,320
District of Columbia (Center for Strategic International Studies, Inc.) Series 2011 6.625%, 3/01/41	1,850	2,021,643
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	2,660	2,850,695
Series 2016A 5.00%, 6/01/41-6/01/46	3,705	3,970,950
District of Columbia (KIPP DC) Series 2013 6.00%, 7/01/48	2,900	3,307,044

		15,517,652

Florida – 4.3%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46	5,000	5,726,900
Alachua County Health Facilities Authority (East Ridge Retirement Village, Inc.) Series 2014 6.25%, 11/15/44	3,150	3,441,217
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/42-10/01/46	4,065	4,786,043
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	4,000	4,408,880
Bexley Community Development District Series 2016 4.875%, 5/01/47	2,090	2,011,939

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 7/01/50(a)	$1,200	$1,264,188
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	1,500	1,609,005
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2015A 5.00%, 12/01/44	6,830	7,365,745
Collier County Health Facilities Authority (The Moorings) Series 2015A 5.00%, 5/01/45	4,325	4,756,981
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	7,900	9,073,466
Series 2015A 6.50%, 5/15/49(a)	1,000	1,014,170
Florida Development Finance Corp. (Tuscan Isle ChampionsGate Obligated Group) Series 2016A 6.375%, 6/01/46(a)	3,500	3,479,350
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/45(a)	4,200	3,258,444
Martin County Health Facilities Authority (Martin Memorial Medical Center, Inc.) Series 2012 5.50%, 11/15/32-11/15/42	9,050	9,982,401
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	6,710	6,896,270
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	4,365	4,798,139
Series 2014 5.00%, 11/15/39-11/15/44	14,850	16,074,919

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40	$1,035	$1,289,527
St Johns County Industrial Development Authority Series 2010A 5.875%, 8/01/40	4,000	4,588,000
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 6.00%, 4/01/42	9,050	10,616,736

		106,442,320

Georgia – 0.2%
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 4/01/44	5,000	5,407,300

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.875%, 12/01/40	910	966,902
Territory of Guam Series 2009A 7.00%, 11/15/39	1,000	1,142,950

		2,109,852

Idaho – 0.2%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	4,000	4,483,520

Illinois – 12.9%
Chicago Board of Education Series 2011A 5.25%, 12/01/41	5,000	4,061,550
Series 2012A 5.00%, 12/01/42	8,580	6,987,724
Series 2015C 5.25%, 12/01/35-12/01/39	15,500	12,821,037
Chicago O’Hare International Airport Series 2017D 5.25%, 1/01/32-1/01/36	10,170	12,175,774
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.75%, 1/01/43	2,055	2,376,032

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/31	$5,000	$5,458,200
Series 2014 5.25%, 12/01/49	8,000	8,826,560
City of Chicago IL Series 2003B 5.00%, 1/01/18	1,000	1,006,760
Series 2008A 5.00%, 1/01/18-1/01/19	4,955	4,988,496
Series 2010A 4.00%, 12/01/18	595	595,512
5.00%, 1/01/18-1/01/19	2,240	2,261,096
Series 20152 5.00%, 1/01/18	1,150	1,157,774
Series 2015A 5.00%, 1/01/19	600	609,864
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	1,195	1,209,304
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(f)	7,950	6,885,813
City of Chicago IL (Metramarket of Chicago LLC) Series 2010A 6.87%, 2/15/24	792	792,601
Illinois Finance Authority Series 2010A 6.00%, 8/15/38-5/15/39	7,075	8,031,157
Series 2010B 6.00%, 5/01/34	2,025	2,308,581
Illinois Finance Authority (Ascension Health Credit Group) Series 2012A 5.00%, 11/15/42	6,400	6,984,448
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40(b)(c)(d)	3,950	2,133,000
8.25%, 2/15/46(b)(c)(d)	1,950	1,053,000
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	7,675	7,683,367

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	$1,300	$1,366,183
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.625%, 5/15/42	7,525	7,745,106
5.75%, 5/15/46	4,740	4,843,948
Illinois Finance Authority (Mercy Health System Obligated Group) Series 2016 5.00%, 12/01/40-12/01/46	16,000	17,389,360
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2010A 6.00%, 5/15/39	1,685	1,807,230
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.33%, 5/15/48	4,344	4,215,019
6.44%, 5/15/55	8,560	8,242,799
Series 2016C 2.00%, 5/15/55(b)(c)(f)	2,277	97,569
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	7,500	8,255,700
Series 2015 5.25%, 5/15/50	2,300	2,358,466
Illinois Finance Authority (Presence Health Network Obligated Group) Series 2016C 5.00%, 2/15/32-2/15/36	12,535	13,693,819
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/44	4,500	4,857,210
Illinois State Toll Highway Authority Series 2015B 5.00%, 1/01/36-1/01/40	22,300	25,295,706
Series 2016A 5.00%, 12/01/32	7,735	8,978,943
State of Illinois 5.00%, 2/01/25	10,000	10,646,600
Series 2014 5.00%, 5/01/29-5/01/36	30,190	30,761,582

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016 5.00%, 2/01/27-11/01/35	$37,125	$38,768,926
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2016A 4.50%, 3/01/33	10,661	10,230,082
Series 2016B 7.00%, 3/01/33	4,555	4,398,809
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 3/01/25	3,271	3,359,088
5.00%, 3/01/36	8,969	9,164,614
Series 2015B 6.00%, 3/01/36	2,983	3,140,950

		320,025,359

Indiana – 2.5%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40-8/15/45	8,010	8,528,413
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.00%, 9/01/46	7,000	7,239,960
5.25%, 9/01/34-9/01/40	11,800	12,447,882
Indiana Finance Authority (Marquette Manor LLC) Series 2012 4.75%, 3/01/32	5,535	5,690,589
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/39	2,675	2,805,968
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44-7/01/48	22,595	24,357,001
Town of Chesterton IN (StoryPoint Obligated Group) Series 2016 6.375%, 1/15/51(a)	2,000	2,019,120

		63,088,933

Iowa – 0.2%
Xenia Rural Water District Series 2016 5.00%, 12/01/41	4,000	4,356,080

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky – 1.7%
Kentucky Economic Development Finance Authority Series 2010A 6.00%, 6/01/30	$6,210	$7,102,253
6.375%, 6/01/40	2,900	3,348,572
6.50%, 3/01/45	3,725	4,314,854
Kentucky Economic Development Finance Authority (Catholic Health Initiatives) Series 2013 5.375%, 1/01/40	3,250	3,452,800
Kentucky Economic Development Finance Authority (Masonic Home Independent Living II, Inc.) Series 2016A 5.00%, 5/15/46-5/15/51	8,000	7,645,240
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	7,765	7,813,842
5.50%, 11/15/45	2,350	2,375,215
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 1/01/45	2,475	2,629,143
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.75%, 11/15/50	2,650	2,679,918

		41,361,837

Louisiana – 1.9%
Jefferson Parish Hospital Service District No. 2 Series 2011 6.375%, 7/01/41	5,775	6,324,087
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.25%, 11/15/45	7,625	7,959,814

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2010A 5.625%, 10/01/30	$1,200	$1,328,088
5.875%, 10/01/40	4,200	4,634,910
6.00%, 10/01/44	1,740	1,924,127
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39(c)(d)	7,250	2,465,000
Series 2014A 8.375%, 7/01/39(c)(d)	17,000	5,950,000
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 5/15/47	7,105	7,928,825
New Orleans Aviation Board Series 2017B 5.00%, 1/01/48	2,350	2,642,692
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/37	4,600	4,684,916

		45,842,459

Maine – 1.0%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(a)	7,270	7,512,672
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 6.75%, 7/01/36-7/01/41	8,440	9,278,371
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 7/01/39	8,100	8,999,829

		25,790,872

Maryland – 0.5%
City of Westminster MD (Lutheran Village at Miller’s Grant, Inc. (The)) Series 2014A 6.00%, 7/01/34	1,500	1,590,195

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

6.125%, 7/01/39	$750	$792,398
6.25%, 7/01/44	2,000	2,115,580
County of Anne Arundel MD (National Business Park North) Series 2010 6.10%, 7/01/40	1,000	1,035,060
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 7/01/40-7/01/45	5,275	5,764,974

		11,298,207

Massachusetts – 3.2%
Commonwealth of Massachusetts Series 2016A 5.00%, 3/01/46	5,000	5,694,100
Series 2017A 5.00%, 4/01/34-4/01/35	16,750	20,075,930
NATL Series 2000D 1.245%, 12/01/30(g)	1,550	1,415,740
NATL Series 2000E 1.23%, 12/01/30(g)	5,400	4,932,355
NATL Series 2000F 1.23%, 12/01/30(g)	11,275	10,298,371
Massachusetts Development Finance Agency (Dana-Farber Cancer Institute Obligated Group) Series 2016N 5.00%, 12/01/34-12/01/41	4,000	4,618,150
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/35-10/01/43	8,000	8,779,600
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	5,000	5,449,650
Series 2014 5.125%, 7/01/44	1,000	1,100,920
Massachusetts Development Finance Agency (North Hill Communities, Inc. Obligated Group) Series 2013A 6.25%, 11/15/33(a)	2,000	2,164,800
6.50%, 11/15/43(a)	3,750	4,067,250

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012B 5.00%, 8/15/30(e)	$10,000	$11,682,600

		80,279,466

Michigan – 5.4%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.25%, 7/01/39	11,115	12,355,212
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System) Series 2011C 5.00%, 7/01/41	1,425	1,514,333
5.25%, 7/01/27	5,000	5,590,800
Detroit City School District Series 2012A 5.00%, 5/01/30-5/01/31	4,015	4,397,366
Great Lakes Water Authority (Great Lakes Water Authority Water Supply System) Series 2016B 5.00%, 7/01/46	10,000	11,034,400
Series 2016D 5.00%, 7/01/36	8,500	9,504,530
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) Series 2014C-1 5.00%, 7/01/44	11,970	12,860,807
Series 2014C-2 5.00%, 7/01/44	2,000	2,117,280
Series 2014C-6 5.00%, 7/01/33	2,750	3,083,190
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) Series 2014D-4 5.00%, 7/01/29-7/01/30	2,400	2,732,742
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/39	13,580	14,730,905

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Canterbury Health Care, Inc. Obligated Group) Series 2016 5.00%, 7/01/46-7/01/51(a)	$3,785	$3,387,048
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	10,255	11,399,458
Series 2014 9.00%, 12/01/25	6,320	7,024,301
Series 2016 9.00%, 12/01/25(a)(h)(i)	2,890	2,686,371
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	1,750	1,790,530
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	23,470	23,209,248
Waterford Township Economic Development Corp (Canterbury Health Care, Inc. Obligated Group) Series 2016A 5.00%, 7/01/46-7/01/51(a)	4,940	4,412,483

		133,831,004

Minnesota – 0.1%
City of St Louis Park MN Series 2009 5.75%, 7/01/39	3,000	3,293,460

Mississippi – 0.3%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/36	6,400	7,265,472

Missouri – 1.2%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	1,520	1,604,679

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2011 6.00%, 2/01/41	$1,750	$1,912,628
Kansas City Industrial Development Authority (Kansas City Industrial Development Authority Sales Tax) Series 2016A 5.00%, 4/01/36-4/01/46(a)	2,150	2,043,479
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/51(a)	8,000	7,773,040
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/36-8/15/51	10,000	10,074,173
Missouri State Environmental Improvement & Energy Resources Authority (Union Electric Co.) NATL Series 1998A 1.70%, 9/01/33(g)	8,000	7,075,144

		30,483,143

Nebraska – 1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32-9/01/42	17,050	18,291,846
5.25%, 9/01/37	1,500	1,635,075
Douglas County Hospital Authority No. 2 (Madonna Rehabilitation Hospital) Series 2014 5.00%, 5/15/44	4,015	4,296,452

		24,223,373

Nevada – 0.1%
Las Vegas Redevelopment Agency Series 2016 5.00%, 6/15/45	3,000	3,301,800

New Hampshire – 0.4%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	4,585	5,014,981
Series 2016 5.00%, 1/01/41-1/01/46	5,460	6,076,333

		11,091,314

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey – 6.3%
City of Bayonne NJ BAM Series 2016 5.00%, 7/01/39	$2,500	$2,832,900
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 6/15/40	3,500	3,566,360
Series 2015W 5.25%, 6/15/40	5,000	5,233,100
Series 2017B 5.00%, 11/01/26	10,000	10,760,900
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 1/01/34	9,780	10,851,008
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	7,515	7,847,764
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 4.875%, 9/15/19	965	997,048
5.25%, 9/15/29	4,140	4,532,099
Series 2000B 5.625%, 11/15/30	4,525	5,047,411
New Jersey Health Care Facilities Financing Authority Series 2008 6.625%, 7/01/38	1,500	1,591,755
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	5,240	5,688,125
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2007A 5.25%, 7/01/30	2,000	2,006,360

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/28-6/15/29	$22,140	$24,068,676
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/36	5,000	5,114,750
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/30	9,360	10,716,638
Series 2015E 5.00%, 1/01/45	18,000	20,253,240
South Jersey Transportation Authority LLC Series 2014A 5.00%, 11/01/39	7,765	8,561,378
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41	27,020	26,870,309

		156,539,821

New Mexico – 0.7%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	8,155	8,777,145
New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group) Series 2012A 5.00%, 8/01/42	7,000	7,674,380

		16,451,525

New York – 10.9%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/39	6,950	6,866,600
5.50%, 11/01/44	2,875	2,885,235

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of New York NY Series 2016B 5.00%, 12/01/32	$5,000	$6,008,000
City of Newburgh NY Series 2012A 5.25%, 6/15/27	1,010	1,131,836
5.625%, 6/15/34	1,235	1,372,456
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2015 12.00%, 1/01/22(d)	5,000	4,890,800
Metropolitan Transportation Authority Series 2015A 5.00%, 11/15/45	4,830	5,508,229
Series 2016A 5.00%, 11/15/32	1,295	1,534,782
Series 2016B 5.00%, 11/15/37	5,000	5,857,450
Series 2016C 5.00%, 11/15/36	3,705	4,350,411
AGM Series 2016B 5.00%, 11/15/35	15,000	17,667,300
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(e)	10,740	12,400,297
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 5.875%, 1/01/23	1,121	1,147,072
6.50%, 1/01/32	1,399	1,427,173
6.70%, 1/01/49	5,999	6,040,416
Series 2014B 5.50%, 7/01/20	429	435,000
Series 2014C 2.00%, 1/01/49(b)(c)(f)	1,933	328,612
New York City Municipal Water Finance Authority Series 2013D 5.00%, 6/15/34(e)	10,000	11,609,300
New York City NY Transitional 5.00%, 11/01/28-2/01/32(e)	18,640	21,871,992
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2017 5.00%, 2/01/35-2/01/37	8,250	9,799,770

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	$1,900	$2,071,418
New York NY GO Series 2013A-1 5.00%, 10/01/28(e)	9,500	11,162,595
New York NY Transitional Fin Auth Series 2011D-1 5.00%, 2/01/26(e)	10,000	11,351,100
New York State Energy Research & Development Authority (Brooklyn Union Gas Co. (The)) NATL Series 1997A-1 1.365%, 12/01/20(g)	2,000	1,974,936
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.365%, 1/01/39(g)	11,025	9,968,904
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/41	17,110	18,671,630
5.25%, 1/01/50	8,000	8,801,760
Onondaga Civic Development Corp. Series 2012 5.00%, 7/01/42	3,765	4,450,682
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46	6,375	6,277,016
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/33	5,000	5,634,600
Port Authority of New York & New Jersey (Delta Air Lines, Inc.) Series 2010 6.00%, 12/01/42	2,285	2,566,878
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(e)	11,175	13,180,310
Series 2017B 5.00%, 11/15/36-11/15/37	15,500	18,401,740

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ulster County Capital Resource Corp. (Kingston Regional Senior Living Corp.) Series 2014A 7.50%, 9/15/44(a)(i)	$2,025	$1,839,287
Series 2014B 7.00%, 9/15/44(a)	2,350	2,427,950
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27-9/15/37	10,380	10,393,037
Westchester County Industrial Development Agency (Million Air Two LLC Obligated Group) 7.00%, 6/01/46(a)	6,885	6,817,458
Westchester County Local Development Corp. (Westchester County Healthcare Corp./NY) Series 2016 5.00%, 11/01/46	10,000	10,818,800

		269,942,832

North Carolina – 0.1%
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35	1,625	1,660,864

North Dakota – 0.2%
County of Burleigh ND Series 2014A 5.00%, 7/01/35	4,120	4,726,217

Ohio – 4.2%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	39,380	38,698,726
County of Cuyahoga OH (MetroHealth System (The)) 5.00%, 2/15/42	16,200	17,302,248
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	11,835	11,946,367
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,000	1,042,880

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.00%, 1/15/40	$5,265	$5,363,719
7.125%, 1/15/50	1,560	1,591,434
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	12,525	11,725,404
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	2,730	2,555,853
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	1,510	1,413,677
State of Ohio (Portsmouth Gateway Group LLC) Series 2015 5.00%, 6/30/53	11,000	11,775,500
Toledo-Lucas County Port Authority (StoryPoint Obligated Group) Series 2016 6.375%, 1/15/51(a)	1,000	1,009,560

		104,425,368

Oklahoma – 0.2%
Oklahoma Development Finance Authority (Inverness Village an Oklahoma not for Profit Corp.) Series 2012 5.75%, 1/01/27	1,000	1,040,210
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	3,875	4,071,230

		5,111,440

Oregon – 1.2%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.40%, 10/01/44	2,750	2,957,790
5.50%, 10/01/49	5,650	6,093,751
Oregon St Dept of Transportation Series 2013A 5.00%, 11/15/29-11/15/30(e)	10,000	12,091,450

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Oregon Series 2017J 5.00%, 8/01/33	$4,015	$4,894,124
Series 2017L 5.00%, 8/01/36	2,750	3,305,720

		29,342,835

Pennsylvania – 3.9%
Centre County Hospital Authority (Mount Nittany Medical Center Obligated Group) Series 2016A 5.00%, 11/15/46	1,250	1,379,300
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/46-6/01/51	6,390	6,578,060
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	4,170	4,378,166
Series 2012 5.25%, 1/01/32-1/01/41	3,720	3,802,892
Montgomery County Industrial Development Authority/PA (Philadelphia Presbytery Homes, Inc.) Series 2010 6.50%, 12/01/25	4,000	4,551,440
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.375%, 1/01/50	3,000	3,017,460
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 6.00%, 7/01/45	18,125	19,204,887
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	2,135	2,237,523
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	3,620	3,918,578

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34-12/31/38	$11,930	$13,239,983
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40	1,300	1,345,565
6.50%, 6/01/45	2,390	2,484,907
6.625%, 6/01/50	4,150	4,334,052
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 1/01/51-1/01/57(a)	12,395	12,522,294
Series 2016B 6.08%, 1/01/26(a)	1,090	1,068,930
Series 2016C Zero Coupon, 1/01/36(a)	3,010	1,050,340
Series 2016D Zero Coupon, 1/01/57(a)	62,965	4,121,059
State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/29	5,635	6,590,076

		95,825,512

Puerto Rico – 0.5%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	11,955	11,476,800
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	1,665	1,517,098

		12,993,898

Rhode Island – 0.7%
Rhode Island Health & Educational Building Corp. Series 2011 8.375%, 1/01/46	8,500	10,541,785

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group) Series 2016 5.00%, 5/15/31-5/15/34	$6,285	$6,931,446

		17,473,231

South Carolina – 0.1%
South Carolina Public Service Authority Series 2013A 5.125%, 12/01/43	1,480	1,599,776
Series 2013B 5.125%, 12/01/43	1,120	1,210,642

		2,810,418

Tennessee – 1.7%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.125%, 12/01/42(a)	15,000	14,573,850
Chattanooga Health Educational & Housing Facility Board (Catholic Health Initiatives) Series 2013 5.25%, 1/01/45	4,850	5,130,136
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	2,455	2,623,585
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 7/01/40	5,650	6,364,612
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.) Series 2012 5.00%, 12/01/32	2,200	2,282,192
5.25%, 12/01/42	5,700	5,919,906
5.375%, 12/01/47	1,700	1,771,621
Series 2014 5.25%, 12/01/44-12/01/49	4,325	4,527,163

		43,193,065

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 10.7%
Arlington Higher Education Finance Corp. (Uplift Education) Series 2016A 5.00%, 12/01/46	$2,175	$2,292,602
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2016A 4.625%, 8/15/46	2,120	1,979,974
Austin Convention Enterprises, Inc. Series 2006B 6.00%, 1/01/20(a)	1,195	1,195,514
Board of Managers Joint Guadalupe County-City of Seguin Hospital Series 2015 5.00%, 12/01/40	1,500	1,567,500
5.25%, 12/01/35	1,200	1,301,664
Central Texas Regional Mobility Authority Series 2011 6.00%, 1/01/41	5,600	6,526,408
Series 2015A 5.00%, 1/01/35-1/01/45	26,515	29,651,325
Series 2016 5.00%, 1/01/40-1/01/46	12,990	14,551,615
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/40	4,715	5,265,759
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	12,845	13,833,937
Series 2015B 5.00%, 7/15/30-7/15/35	4,655	4,999,433
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2011 5.75%, 8/15/41	1,000	1,097,960
Series 2012 5.00%, 8/15/32-8/15/42	6,470	6,955,579
Series 2013 6.00%, 8/15/43	1,000	1,125,040
County of Harris TX (County of Harris TX Toll Road) Series 2016A 5.00%, 8/15/41	4,000	4,631,520

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Dallas County Flood Control District No. 1 Series 2015 5.00%, 4/01/32(a)	$2,000	$2,083,860
Dallas/Fort Worth International Airport Series 2013A 5.00%, 11/01/29	5,155	5,852,987
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	6,300	6,696,711
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(e)	9,600	11,160,576
Kerrville Health Facilities Development Corp. (Sid Peterson Memorial Hospital) Series 2015 5.00%, 8/15/35	1,800	1,967,940
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(a)	6,985	7,330,967
New Hope Cultural Education Facilities Finance Corp. (Carillon, Inc.) Series 2016 5.00%, 7/01/36	4,500	4,605,300
New Hope Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2016 5.00%, 11/15/46	3,400	3,495,268
New Hope Cultural Education Facilities Finance Corp. (The Langford at College Station) Series 2016A 5.375%, 11/15/36	500	477,075
5.50%, 11/15/46-11/15/52	2,150	2,019,600
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	3,100	3,163,302
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/40	1,000	1,056,020

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	$15,170	$16,490,852
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	9,860	10,477,236
North Texas Tollway Authority Series 2015A 5.00%, 1/01/38	5,000	5,661,900
Red River Education Finance Corp. (St Edward’s University, Inc.) Series 2016 5.00%, 6/01/46	2,000	2,232,940
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	2,000	2,261,360
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.125%, 1/01/41	4,360	4,458,667
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38(c)(d)	5,720	2,574,000
Tarrant County Cultural Education Facilities Finance Corp (CC Young Memorial Home Obligated Group) 2017A 6.375%, 2/15/52	3,000	3,088,110
Tarrant County Cultural Education Facilities Finance Corp. Series 2010 8.125%, 11/15/44	5,000	6,166,750
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	4,000	4,041,760
Series 2014 5.625%, 11/15/41	3,250	3,420,235
Series 2015I 5.50%, 11/15/45	1,880	1,961,141

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/48	$5,000	$5,184,100
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28	2,000	2,131,160
8.25%, 11/15/44	10,700	11,373,993
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44-10/01/49	3,960	4,172,212
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	7,810	8,864,350
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	6,450	7,193,040
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.00%, 8/15/27	500	515,010
5.25%, 8/15/42	2,375	2,384,547
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.00%, 1/01/32	8,155	8,868,155
7.125%, 1/01/46	860	928,103
Viridian Municipal Management District Series 2011 9.00%, 12/01/37	3,000	3,967,080

		265,302,137

Utah – 0.4%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	3,435	3,644,878

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Utah Charter School Finance Authority Series 2010 8.25%, 7/15/46	$2,000	$2,199,820
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	1,840	1,995,940
Utah Charter School Finance Authority (Vista at Entrada School of Performing Arts & Technology) Series 2012 6.30%, 7/15/32	850	902,386
6.55%, 7/15/42	1,890	1,988,393

		10,731,417

Vermont – 0.1%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33	3,100	3,284,388

Virginia – 3.9%
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 7/01/46	1,750	1,951,058
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	470	480,246
City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	4,600	4,878,208
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/42-12/01/47	6,520	6,683,217
Mosaic District Community Development Authority Series 2011A 6.875%, 3/01/36	2,915	3,213,758
Prince William County Industrial Development Authority (Westminster at Lake Ridge) Series 2016 5.00%, 1/01/37	3,000	3,101,370

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	$30,935	$30,276,085
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2013A 5.00%, 2/01/28(e)	9,200	10,781,480
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 7/01/35-7/01/45(a)	4,310	4,495,531
Series 2015B 5.00%, 7/01/45(a)	4,000	4,156,720
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo. LLC) Series 2012 5.25%, 1/01/32	6,240	6,825,187
5.50%, 1/01/42	17,045	18,732,625

		95,575,485

Washington – 3.4%
Energy Northwest (Bonneville Power Administration) Series 2017A 5.00%, 7/01/33	8,500	10,263,835
King County Public Hospital District No. 4 Series 2015A 5.00%, 12/01/38	5,700	5,604,183
Seattle WA Mun Light & Pwr Series 2011A 5.00%, 2/01/26(e)	7,500	8,473,050
Washington Health Care Facilities Authority Series 2012 5.00%, 12/01/42	9,390	10,949,303
Washington Health Care Facilities Authority (Catholic Health Initiatives) Series 2013A 5.25%, 1/01/40	3,355	3,564,251
Washington Health Care Facilities Authority (Providence Health & Services Obligated Group) Series 2012A 5.00%, 10/01/42	4,200	4,603,704
Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.25%, 10/01/46	3,250	3,514,388

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)	$18,350	$20,092,516
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 1/01/36-1/01/46(a)	6,625	6,829,873
Washington State Housing Finance Commission (Riverview Retirement Community Obligated Group) Series 2012 5.00%, 1/01/48	5,315	5,431,399
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	4,185	4,688,497

		84,014,999

West Virginia – 0.6%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	6,050	5,855,674
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 1.645%, 2/15/34(g)	1,950	1,763,553
West Virginia Hospital Finance Authority (West Virginia University Health System, Inc.) Series 2013A 5.50%, 6/01/44	7,050	7,993,008

		15,612,235

Wisconsin – 2.3%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(a)	435	481,354

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	$6,485	$7,213,201
Wisconsin Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016 5.125%, 6/01/48(a)	4,310	4,306,638
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	5,090	5,165,128
Series 2016D 4.05%, 11/01/30	1,780	1,813,304
Wisconsin Public Finance Authority (Million Air Two LLC Obligated Group) 7.125%, 6/01/41(a)	17,450	17,058,073
Wisconsin Public Finance Authority (Natgasoline LLC) Series 2016 10.00%, 6/30/21(a)	14,438	14,511,709
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44	1,100	1,158,399
6.00%, 11/15/49	1,500	1,597,995
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2015 5.875%, 4/01/45	1,740	1,838,588
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/38(a)	1,725	1,754,204

		56,898,593

Total Municipal Obligations (cost $2,439,673,182)		2,531,570,295

SHORT-TERM INVESTMENTS – 0.2%
Corporates - Investment Grade – 0.2%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 6/19/17(j)(k)	2,260	2,260,000
8.00%, 7/30/17(j)(k)	2,375	2,375,000

Total Corporates - Investment Grade (cost $4,635,000)		4,635,000

abfunds.com	AB MUNICIPAL INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

Company	Shares	U.S. $ Value

Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(l)(m) (cost $199,435)	199,435	$199,435

Total Short-Term Investments (cost $4,834,435)		4,834,435

Total Investments – 102.2% (cost $2,444,507,617)		2,536,404,730
Other assets less liabilities – (2.2)%		(54,378,607)

Net Assets – 100.0%		$2,482,026,123

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the aggregate market value of these securities amounted to $244,226,362 or 9.8% of net assets.

(b)	Non-income producing security.

(c)	Defaulted.

(d)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32	12/22/11	$3,795,000	$569,250	0.02%
California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	9/07/12	8,995,000	6,746,250	0.27%
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	12/02/13	3,800,748	2,133,000	0.09%
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	8/20/10	1,928,689	1,053,000	0.04%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2015 12.00%, 1/01/22	7/10/15	5,000,000	4,890,800	0.20%

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 8.375%, 7/01/39	7/31/14	$17,000,000	$5,950,000	0.24%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39	11/22/13	7,250,000	2,465,000	0.10%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38	8/31/12	5,720,000	2,574,000	0.10%

(e)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(f)	Illiquid security.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2017 and the aggregate market value of these securities amounted to $37,429,003 or 1.51% of net assets.

(h)	When-Issued or delayed delivery security.

(i)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(j)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.19% of net assets as of May 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 6/19/17	12/31/16	$2,260,000	$2,260,000	0.09%
8.00%, 7/30/17	4/24/17	2,375,000	2,375,000	0.09%

(k)	Fair valued.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.8% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

NATL – National Interstate Corporation

OSF – Order of St. Francis

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND | 77

PORTFOLIO OF INVESTMENTS

AB NATIONAL PORTFOLIO

May 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.3%
Long-Term Municipal Bonds – 98.3%
Alabama – 2.2%
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.25%, 1/01/18-1/01/23	$3,900	$3,906,729
AGM Series 2004 5.50%, 1/01/21	1,000	1,001,940
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/36	2,500	2,771,925
University of Alabama (The) Series 2008A 5.75%, 9/01/22 (Pre-refunded/ETM)	3,000	3,179,190
Water Works Board of the City of Birmingham (The) Series 2011 5.00%, 1/01/31 (Pre-refunded/ETM)	10,000	11,362,400
Series 2015A 5.00%, 1/01/33-1/01/34	4,390	5,096,433

		27,318,617

Arizona – 2.1%
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/33-12/01/34	12,615	14,399,222
Estrella Mountain Ranch Community Facilities District (Estrella Mountain Ranch CFD Desert Village) Series 2002 7.375%, 7/01/27	1,620	1,624,082
Salt River Project Agricultural Improvement & Power District Series 2016A 5.00%, 1/01/34	5,000	6,001,600
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/23	3,685	4,351,395

		26,376,299

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California – 14.5%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/35	$10,550	$11,906,413
Anaheim Housing & Public Improvements Authority (Anaheim Electric Utility Fund) Series 2016A 5.00%, 10/01/41	3,100	3,487,283
Bay Area Toll Authority Series 2013S 5.00%, 4/01/31	5,560	6,442,483
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	1,510	1,645,523
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/45	4,000	4,479,880
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37-11/21/45(a)	11,000	11,798,450
California Statewide Communities Development Authority Series 2008 6.25%, 8/15/28 (Pre-refunded/ETM)	1,715	1,825,223
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	80	84,243
City of Los Angeles CA Wastewater System Revenue Series 2013A 5.00%, 6/01/33	9,310	10,942,229
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	9,260	10,012,190
County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	1,910	2,057,930
Los Angeles Department of Water & Power PWR Series 2013B 5.00%, 7/01/29-7/01/30	15,630	18,578,207

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Los Angeles Department of Water & Power WTR Series 2013A 5.00%, 7/01/31	$9,115	$10,665,279
Series 2013B 5.00%, 7/01/32	1,900	2,242,228
Manteca Unified School District (Manteca Unified School District CFD No 89-1) NATL Series 2001 Zero Coupon, 9/01/31	11,910	7,063,821
Ontario Redevelopment Financing Authority NATL Series 1993 5.80%, 8/01/23 (Pre-refunded/ETM)	1,000	1,108,000
Port of Los Angeles Series 2009C 5.25%, 8/01/24	17,205	18,733,148
Series 2014A 5.00%, 8/01/34	5,790	6,691,793
Sacramento Area Flood Control Agency Series 2016A 5.00%, 10/01/32-10/01/35	14,215	17,011,089
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/25 (Pre-refunded/ETM)	3,000	3,114,540
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010A 4.90%, 5/01/29	2,800	3,056,088
State of California Series 2007 5.00%, 11/01/32 (Pre-refunded/ETM)	6,690	6,805,135
5.00%, 11/01/32	3,310	3,360,544
Series 2013 5.00%, 11/01/29	8,000	9,399,280
Series 2017 5.00%, 8/01/35	2,000	2,365,520
University of California Series 2013A 5.00%, 5/15/30	3,200	3,786,688

		178,663,207

Colorado – 1.3%
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2006 5.25%, 6/01/19-6/01/23	635	636,548

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

E-470 Public Highway Authority Series 2010C 5.25%, 9/01/25	$2,900	$3,214,302
5.375%, 9/01/26	3,600	4,000,644
Park Creek Metropolitan District Series 2015A 5.00%, 12/01/34	1,300	1,410,318
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(b)(c)(d)	3,122	655,620
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	2,400	2,649,864
Sterling Ranch Community Authority Board Series 2015A 5.50%, 12/01/35	1,500	1,493,100
Three Springs Metropolitan District No 3 Series 2010 7.75%, 12/01/39	1,950	2,029,287

		16,089,683

Connecticut – 1.3%
State of Connecticut Series 2015F 5.00%, 11/15/30-11/15/32	7,000	7,982,605
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/29	6,445	7,470,722

		15,453,327

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2016 5.00%, 9/01/46	550	579,491

District of Columbia – 2.2%
District of Columbia (Catholic University of America (The)) Series 2010 5.00%, 10/01/34	700	731,563
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	9,600	10,575,456

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

District of Columbia Water & Sewer Authority Series 2016A 5.00%, 10/01/36	$7,000	$8,196,160
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/35	2,300	2,655,373
Washington Convention & Sports Authority (Washington Convention & Sports Authority Ded Tax) AMBAC Series 2007A 5.00%, 10/01/23	5,000	5,015,650

		27,174,202

Florida – 3.6%
Bexley Community Development District Series 2016 4.70%, 5/01/36	1,750	1,711,325
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,500	1,679,460
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 7/01/40(a)	1,000	1,052,070
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,700	1,939,938
Series 2015A 5.00%, 10/01/38	4,300	4,881,575
County of Miami-Dade FL Spl Tax Series 2012B 5.00%, 10/01/30-10/01/31	9,450	10,813,176
Florida Higher Educational Facilities Financial Authority (Nova Southeastern University, Inc.) Series 2016 5.00%, 4/01/32	1,125	1,270,305
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2016 5.00%, 6/01/36	2,190	2,430,769
Marshall Creek Community Development District Series 2016 6.32%, 5/01/45	125	120,246

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2002 6.625%, 5/01/32(b)(d)	$1,915	$1,914,770
Miami-Dade County Expressway Authority Series 2014B 5.00%, 7/01/31	3,750	4,314,863
Miami-Dade County Housing Finance Authority (Golden Associates Ltd.) Series 1997A 6.00%, 11/01/32	250	250,955
6.05%, 11/01/39	750	752,730
Orange County School Board COP Series 2016C 5.00%, 8/01/34	5,000	5,878,350
South Florida Water Management District COP Series 2016 5.00%, 10/01/33	5,000	5,837,400

		44,847,932

Guam – 0.0%
Guam Department of Education COP Series 2010A 6.875%, 12/01/40	515	547,203

Hawaii – 2.8%
State of Hawaii Series 2015E 4.00%, 10/01/34	2,510	2,699,304
Series 2016F 4.00%, 10/01/31-10/01/35	29,815	32,341,610

		35,040,914

Illinois – 6.2%
Chicago Board of Education AGM Series 2007B 5.00%, 12/01/24	10,000	10,087,500
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	1,795	1,816,486

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Chicago IL (Chicago IL SA Lakeshore East) Series 2003 6.75%, 12/01/32	$1,390	$1,396,922
City of Chicago IL (City of Chicago IL Sales Tax) AGM Series 2005 5.00%, 1/01/25	6,905	6,925,163
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/32	7,745	8,331,761
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46(c)(d)(e)	2,050	1,107,000
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/31	750	750,075
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.44%, 5/15/55	3,345	3,220,994
Series 2016C 2.00%, 5/15/55(b)(c)(d)	590	25,292
Illinois Sports Facilities Authority (The) AMBAC Series 2001 5.50%, 6/15/30	4,960	5,029,638
Kane Cook & DuPage Counties School District No U-46 Elgin Series 2015D 5.00%, 1/01/34-1/01/35	4,250	4,723,591
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	21,500	22,440,410
State of Illinois Series 2012 5.00%, 3/01/31	2,000	2,036,980
Series 2014 5.00%, 4/01/30-5/01/35	3,680	3,756,920
Village of Pingree Grove IL Special Service Area No 7 Series 2015A 4.50%, 3/01/25	850	872,891
5.00%, 3/01/36	2,323	2,373,665
Series 2015B 6.00%, 3/01/36	773	813,930

		75,709,218

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Indiana – 2.3%
Indiana Finance Authority (CWA Authority, Inc.) Series 2014A 5.00%, 10/01/32-10/01/34	$12,320	$14,382,995
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.00%, 9/01/46	3,750	3,878,550
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44	1,930	2,081,601
Indianapolis Local Public Improvement Bond Bank (Marion County Capital Improvement Board) Series 2011K 5.00%, 6/01/27	6,840	7,695,684

		28,038,830

Iowa – 0.5%
Xenia Rural Water District Series 2016 5.00%, 12/01/31-12/01/36	5,375	5,936,797

Kentucky – 0.6%
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/40	1,300	1,385,579
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/30-10/01/33	5,000	5,849,271

		7,234,850

Louisiana – 0.7%
City of New Orleans LA AGC Series 2007A 5.00%, 12/01/18 (Pre-refunded/ETM)	2,025	2,066,107
5.00%, 12/01/19 (Pre-refunded/ETM)	2,115	2,157,934
5.00%, 12/01/22 (Pre-refunded/ETM)	1,060	1,081,518

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	$320	$322,646
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2009A 5.00%, 4/01/26 (Pre-refunded/ETM)	715	767,317
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 5/15/34	1,750	1,993,303

		8,388,825

Maine – 0.4%
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 7/01/33	4,560	5,140,260

Maryland – 0.1%
County of Anne Arundel MD (National Business Park North) Series 2010 6.10%, 7/01/40	885	916,028

Massachusetts – 2.2%
Commonwealth of Massachusetts NATL Series 2000G 1.23%, 12/01/30(f)	3,100	2,832,300
Massachusetts Development Finance Agency (Boston University) Series 2016B 5.00%, 10/01/46	2,000	2,296,800
Massachusetts Development Finance Agency (Dana-Farber Cancer Institute Obligated Group) Series 2016N 5.00%, 12/01/33	2,000	2,355,300
Massachusetts Development Finance Agency (Emerson College) Series 2010A 5.00%, 1/01/40	2,000	2,092,700
5.50%, 1/01/30	4,750	5,097,843
Massachusetts Development Finance Agency (President & Fellows of Harvard College) Series 2016A 5.00%, 7/15/34	5,700	6,885,486

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/36	$2,385	$2,655,077
Massachusetts Health & Educational Facilities Authority (Foundation of Massachusetts Eye & Ear Obligated Group) Series 2010C 5.375%, 7/01/35	2,245	2,394,876

		26,610,382

Michigan – 4.1%
Detroit City School District Series 2012A 5.00%, 5/01/27-5/01/30	7,965	8,838,129
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) Series 2014D-4 5.00%, 7/01/34	11,225	12,554,713
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	2,000	2,238,460
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/33	2,485	2,734,643
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2015I 5.00%, 4/15/33	7,750	8,956,598
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	6,100	6,780,760
Series 2016 9.00%, 12/01/25(a)(g)(h)	1,415	1,315,299
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/30(e)	2,000	1,612,680
Wayne State University Series 2009A 5.00%, 11/15/29 (Pre-refunded/ETM)	2,480	2,716,418
5.00%, 11/15/29	2,735	2,955,660

		50,703,360

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.9%
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.00%, 12/01/40	$3,000	$3,456,120
Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthEast Obligated Group) Series 2015A 5.00%, 11/15/40	1,000	1,085,220
Minnesota Higher Education Facilities Authority (St Olaf College) Series 20158 5.00%, 12/01/30	1,000	1,176,760
University of Minnesota Series 2014B 4.00%, 1/01/31-1/01/34	4,500	4,847,700

		10,565,800

Mississippi – 1.4%
Mississippi Development Bank Series 2010D 5.25%, 8/01/27 (Pre-refunded/ETM)	15,000	16,940,250

Missouri – 1.7%
City of Kansas City MO Series 2008C 5.00%, 4/01/28 (Pre-refunded/ETM)	14,000	14,474,880
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	1,880	1,984,735
Joplin Industrial Development Authority (Freeman Health System) Series 2015 5.00%, 2/15/35	1,485	1,648,632
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/46(a)	2,725	2,697,014

		20,805,261

Nebraska – 0.3%
Omaha Public Power District Series 2014A 5.00%, 2/01/32	2,775	3,210,730

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Nevada – 1.1%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2012B 5.00%, 7/01/29	$6,070	$7,074,767
State of Nevada NATL Series 2007B 5.00%, 12/01/25 (Pre-refunded/ETM)	5,800	5,917,740

		12,992,507

New Jersey – 5.2%
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 5/01/33-5/01/34	7,935	9,349,639
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/25	2,055	2,313,889
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2016B 5.50%, 6/15/30	5,840	6,373,484
Series 2017B 5.00%, 11/01/20	5,000	5,348,100
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	2,175	2,353,850
New Jersey Turnpike Authority Series 2014A 5.00%, 1/01/33	4,750	5,495,323
Series 2015E 5.00%, 1/01/33	11,000	12,632,620
Series 2016A 5.00%, 1/01/33	8,500	9,880,995
Series 2017A 5.00%, 1/01/34	5,000	5,862,950
Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/31	4,340	4,743,446

		64,354,296

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York – 12.5%
City of New York NY Series 2008B-1 5.25%, 9/01/23	$5,000	$5,268,550
Series 2012G 5.00%, 4/01/29	9,550	11,060,523
Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/27	1,680	1,968,070
Series 2013B 5.00%, 11/15/32	5,000	5,797,200
Series 2013E 5.00%, 11/15/32	5,000	5,859,800
Series 2016D 5.00%, 11/15/31	5,000	6,003,750
New York City Municipal Water Finance Authority Series 2014D 5.00%, 6/15/35	4,000	4,643,600
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/30	15,015	17,639,772
Series 2014B-1 5.00%, 8/01/32	4,000	4,700,040
Series 2014D-1 5.00%, 2/01/34	5,000	5,775,150
Series 2016B 5.00%, 8/01/32	10,000	11,952,900
Series 2017 5.00%, 2/01/36	2,500	2,962,425
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/31	2,775	3,142,466
New York State Dormitory Authority Series 2012D 5.00%, 2/15/29 (Pre-refunded/ETM)	705	819,217
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012D 5.00%, 2/15/29	4,255	4,890,016
Series 2015E 5.00%, 3/15/34	11,000	12,972,300
5.25%, 3/15/33	2,000	2,427,220

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.365%, 1/01/39(f)	$3,700	$3,331,957
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 2.488%, 3/01/27(f)	5,370	5,092,532
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2017A 5.00%, 6/15/34-6/15/35	8,200	9,950,156
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016A 5.00%, 1/01/34	2,070	2,396,087
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013A 5.00%, 3/15/43	5,000	5,665,550
Port Authority of New York & New Jersey Series 2014 5.00%, 9/01/30-9/01/31	13,750	16,027,238
Series 20161 5.00%, 11/15/35	2,255	2,674,453

		153,020,972

North Carolina – 0.5%
County of Iredell NC COP AGM Series 2008 5.25%, 6/01/22 (Pre-refunded/ETM)	920	959,588
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/30	5,000	5,836,100

		6,795,688

Ohio – 4.2%
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	2,345	2,714,853

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014 5.00%, 12/01/33	$4,250	$4,907,093
City of Cleveland OH Series 2008 5.25%, 5/15/24 (Pre-refunded/ETM)	5,500	5,726,600
Columbus City School District Series 2016A 5.00%, 12/01/30-12/01/31	9,000	10,800,460
County of Cuyahoga OH (MetroHealth System (The)) 5.00%, 2/15/42	8,000	8,544,320
Franklin County Convention Facilities Authority (City of Columbus OH/Franklin County Lease) Series 2014 5.00%, 12/01/31	3,855	4,581,860
Kent State University Series 2012A 5.00%, 5/01/29	2,000	2,283,020
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	1,985	1,858,278
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	950	889,400
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	1,090	1,020,469
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/21	6,730	7,949,812

		51,276,165

Oklahoma – 0.1%
Tulsa Airports Improvement Trust BAM Series 2015A 5.00%, 6/01/35	1,000	1,114,570

Oregon – 0.7%
Oregon State Lottery Series 2017A 5.00%, 4/01/34	4,000	4,811,920

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/27	$3,000	$3,420,210

		8,232,130

Pennsylvania – 3.5%
Bensalem Township School District Series 2013 5.00%, 6/01/30	5,000	5,958,850
Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 8/01/33 (Pre-refunded/ETM)	4,715	5,324,885
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 6.00%, 7/01/45	5,375	5,695,242
Pennsylvania Industrial Development Authority Series 2008 5.50%, 7/01/23 (Pre-refunded/ETM)	3,940	4,135,976
Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission Oil Franchise Tax) Series 2016A 5.00%, 12/01/32	2,220	2,636,716
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40	3,100	3,208,655
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(b)(c)(d)	1,030	10,300
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Sales Tax) AGM Series 2010 5.00%, 2/01/31	6,925	7,626,295
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/30-4/01/31	6,500	7,023,105

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Township of Lower Paxton PA Series 2014 5.00%, 4/01/31	$1,685	$1,994,029

		43,614,053

Rhode Island – 0.2%
Rhode Island Commerce Corp. (Providence Place Group LP) AGC Series 2000 6.125%, 7/01/20	2,665	2,720,245

South Dakota – 0.3%
South Dakota State Building Authority (South Dakota State Building Authority Lease) Series 2014A 5.00%, 6/01/34	2,725	3,151,790

Tennessee – 0.4%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/35	4,325	4,944,686

Texas – 13.8%
Alvin Independent School District/TX Series 2009B 5.00%, 2/15/28 (Pre-refunded/ETM)	1,290	1,379,397
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 2/15/33	1,410	1,646,669
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2016A 4.375%, 8/15/36	615	580,941
Bexar County Health Facilities Development Corp. Series 2007 5.00%, 7/01/27 (Pre-refunded/ETM)	60	60,180
Bexar County Health Facilities Development Corp. (Army Retirement Residence Obligated Group) Series 2007 5.00%, 7/01/27	305	305,314

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/21	$250	$250,688
Central Texas Regional Mobility Authority Series 2016 5.00%, 1/01/32-1/01/34	4,250	4,839,076
Central Texas Turnpike System Series 2015C 5.00%, 8/15/34	10,000	11,216,400
City of El Paso TX Water & Sewer Revenue Series 2014 5.00%, 3/01/30	1,000	1,186,150
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/31	2,500	2,865,075
City of Houston TX Airport System Revenue AGM Series 2000P 1.94%, 7/01/30(f)	1,750	1,626,261
XLCA Series 2002D 2.034%, 7/01/32(f)	1,900	1,768,231
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/30	4,650	5,029,440
City of Houston TX Combined Utility System Revenue Series 2016B 5.00%, 11/15/36	7,000	8,238,370
City of San Antonio TX Electric & Gas Systems Revenue Series 2008 5.00%, 2/01/26 (Pre-refunded/ETM)	6,830	7,015,298
Series 2009A 5.25%, 2/01/24 (Pre-refunded/ETM)	3,260	3,491,362
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2015 5.00%, 8/15/35-8/15/39	5,905	6,787,967
Series 2016A 5.00%, 8/15/38	1,855	2,138,221
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/28	13,680	15,143,486

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

El Paso County Hospital District AGC Series 2008A 5.00%, 8/15/23 (Pre-refunded/ETM)	$5,000	$5,244,150
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(a)	2,790	2,928,189
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	3,330	3,619,943
North Texas Health Facilities Development Corp. (United Regional Health Care System, Inc.) AGM Series 2007 5.00%, 9/01/24	1,000	1,009,430
North Texas Tollway Authority Series 2015A 5.00%, 1/01/34-1/01/35	15,585	17,811,302
Series 2015B 5.00%, 1/01/34	1,700	1,951,073
Series 2016A 5.00%, 1/01/36	1,000	1,146,910
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/30	7,500	8,580,675
State of Texas Series 2017B 5.00%, 10/01/33	13,585	16,533,353
Tarrant County Cultural Education Facilities Finance Corp. Series 2010 8.125%, 11/15/44 (Pre-refunded/ETM)	2,150	2,651,702
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	2,210	2,233,072
Series 2015I 5.50%, 11/15/45	1,670	1,742,077
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015A 5.00%, 11/15/45	6,685	6,545,685
Series 2015B 5.00%, 11/15/36	1,850	1,851,202

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28	$2,000	$2,131,160
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	9,040	10,260,400
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	2,280	2,542,656
Texas State Public Finance Authority Charter School Finance Corp. (KIPP Austin Public Schools, Inc.) Series 2014A 5.00%, 8/15/32-8/15/34	3,330	3,765,827
Tyler Health Facilities Development Corp. Series 2007 5.25%, 7/01/26 (Pre-refunded/ETM)	1,750	1,755,565

		169,872,897

Utah – 0.1%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	725	769,298

Virginia – 0.3%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.40%, 3/01/45(a)	1,415	1,431,824
Stafford County Economic Development Authority (Mary Washington Healthcare Obligated Group) Series 2016 5.00%, 6/15/34	2,500	2,794,250

		4,226,074

Washington – 2.1%
Clark County Public Utility District No 1 Series 2010 5.00%, 1/01/23 (Pre-refunded/ETM)	6,155	6,770,377
5.00%, 1/01/23	6,480	7,091,453

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Energy Northwest (Bonneville Power Administration) Series 2017A 5.00%, 7/01/34	$5,440	$6,542,198
FYI Properties (FYI Properties WA State Lease) Series 2009 5.00%, 6/01/27	615	660,541
5.25%, 6/01/26	4,000	4,318,280

		25,382,849

West Virginia – 0.6%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	2,265	2,192,248
West Virginia Economic Development Authority (West Virginia Lottery) Series 2010A 5.00%, 6/15/35	5,000	5,477,150

		7,669,398

Wisconsin – 1.3%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(a)	2,465	2,727,670
Wisconsin Health & Educational Facilities Authority Series 2012C 5.00%, 8/15/32 (Pre-refunded/ETM)	2,300	2,717,197
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	3,395	3,758,774
Series 2016B 5.00%, 12/01/25	1,795	2,005,230
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.50%, 3/01/45(a)	3,465	3,595,042

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2015 5.875%, 4/01/45	$1,000	$1,056,660

		15,860,573

Total Municipal Obligations (cost $1,154,835,932)		1,208,289,657

	Shares
SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(i)(j) (cost $3,573,262)	3,573,262	3,573,262

Total Investments – 98.6% (cost $1,158,409,194)		1,211,862,919
Other assets less liabilities – 1.4%		16,777,690

Net Assets – 100.0%		$1,228,640,609

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the aggregate market value of these securities amounted to $34,326,318 or 2.8% of net assets.

(b)	Illiquid security.

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	8/20/10	$2,027,596	$1,107,000	0.09%
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/30	11/30/05	2,000,000	1,612,680	0.13%

(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2017 and the aggregate market value of these securities amounted to $14,651,281 or 1.19% of net assets.

(g)	When-Issued or delayed delivery security.

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AB NATIONAL PORTFOLIO

(h)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.1% and 1.8%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB NEW YORK PORTFOLIO

May 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.7%
Long-Term Municipal Bonds – 98.7%
New York – 96.9%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/25-12/15/26	$4,540	$4,988,367
Brookhaven Local Development Corp. (Jefferson’s Ferry) Series 2016 5.25%, 11/01/36	1,500	1,637,115
Build NYC Resource Corp. (City University of New York (The)) Series 2014A 5.00%, 6/01/30-6/01/34	2,980	3,495,598
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	2,305	2,420,711
5.50%, 11/01/44	1,625	1,630,785
Build NYC Resource Corp. (YMCA of Greater New York) Series 2012 5.00%, 8/01/32	1,000	1,134,170
City of New York NY Series 2014A 5.00%, 8/01/31	2,000	2,383,420
Series 2014J 5.00%, 8/01/30	10,000	11,939,100
Series 2016A 5.00%, 8/01/37	5,000	5,860,750
Series 2016B 5.00%, 12/01/34	2,000	2,379,100
Series 2016C 5.00%, 8/01/32	5,000	5,928,850
City of Newburgh NY Series 2012A 5.25%, 6/15/28	1,065	1,189,743
5.50%, 6/15/32	1,320	1,467,721
County of Nassau NY Series 2016A 5.00%, 1/01/34-1/01/38	5,345	6,156,648
Series 2016C 5.00%, 4/01/34-4/01/36	10,420	12,038,597
County of Onondaga NY (Syracuse University) Series 2011 5.00%, 12/01/28-12/01/29	2,135	2,449,092

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2014A 5.00%, 7/01/44	$4,175	$4,599,973
Series 2016B 5.00%, 7/01/46	4,900	5,495,301
East Rochester Housing Authority (St John’s Health Care Corp.) Series 2010A 5.00%, 4/20/27	2,550	2,836,365
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/28	7,260	8,400,110
Glen Cove Industrial Development Agency Series 1992B Zero Coupon, 10/15/19 (Pre-refunded/ETM)	11,745	11,468,875
Haverstraw-Stony Point Central School District AGM Series 2015 5.00%, 10/15/31-10/15/36	3,100	3,639,441
Hempstead Town Local Development Corp. (Hofstra University) Series 2011 5.00%, 7/01/28	650	731,855
Hempstead Town Local Development Corp. (Molloy College) Series 2014 5.00%, 7/01/34-7/01/39	2,945	3,218,219
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24(a)	1,000	892,980
Long Island Power Authority Series 2012B 5.00%, 9/01/27	2,500	2,903,625
Series 2014A 5.00%, 9/01/35	1,000	1,141,800
Series 2016B 5.00%, 9/01/30-9/01/36	10,915	12,936,961
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/29	4,300	4,940,700
Series 2012F 5.00%, 11/15/27	7,070	8,282,293
Series 2014B 5.00%, 11/15/44	12,000	13,462,320

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2016A 5.25%, 11/15/34-11/15/35	$15,740	$19,130,706
Monroe County Industrial Development Agency (Southview Towers LP) Series 2000 6.25%, 2/01/31	1,130	1,130,768
Monroe County Industrial Development Corp/NY (Rochester General Hospital (The)) 5.00%, 12/01/34	1,150	1,323,328
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32	1,590	1,622,309
Series 2014C 2.00%, 1/01/49(b)(c)(d)	572	97,323
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital) Series 2012 5.00%, 7/01/31-7/01/37	6,195	6,826,903
New York City Municipal Water Finance Authority Series 2009FF 5.00%, 6/15/27	15,110	16,304,294
Series 2013BB 5.00%, 6/15/46	5,000	5,647,600
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2015S 5.00%, 7/15/35	5,160	6,015,115
NATL Series 2006S-1 5.00%, 7/15/21	7,000	7,021,420
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013I 5.00%, 5/01/32-5/01/33	12,495	14,665,701
5.00%, 5/01/32 (Pre-refunded/ETM)	5	5,914
Series 2016F 5.00%, 2/01/32	10,000	11,857,700
New York City Trust for Cultural Resources (American Museum of Natural History (The)) Series 2014A 5.00%, 7/01/33	4,080	4,789,349

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/31	$9,675	$10,826,905
New York Convention Center Development Corp. (New York Convention Center Development Corp. Hotel Occupancy Tax) Series 2015 5.00%, 11/15/34-11/15/35	15,220	17,792,643
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/31	2,225	2,519,635
New York Power Authority NATL Series 2007C 5.00%, 11/15/19-11/15/21	3,680	3,747,694
New York State Dormitory Authority Series 2008A 5.75%, 7/01/24 (Pre-refunded/ETM)	5,165	5,434,510
Series 2010A 5.00%, 7/01/27 (Pre-refunded/ETM)	3,740	4,193,886
5.00%, 7/01/29 (Pre-refunded/ETM)	2,000	2,242,720
5.00%, 7/01/31 (Pre-refunded/ETM)	3,545	3,975,221
Series 2011A 5.00%, 7/01/28 (Pre-refunded/ETM)	6,690	7,726,214
New York State Dormitory Authority (Barnard College) Series 2015A 4.00%, 7/01/32	1,300	1,398,358
New York State Dormitory Authority (Cornell University) Series 2008B 5.00%, 7/01/27	4,925	5,484,628
Series 2008C 5.00%, 7/01/29	2,000	2,225,340
Series 2009A 5.00%, 7/01/25	2,465	2,666,169
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 7/01/31-7/01/33	6,000	6,898,650
New York State Dormitory Authority (Manhattan College) AGC Series 2007A 5.00%, 7/01/27	2,445	2,451,846
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/26	6,795	7,495,632

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (New School (The)) Series 2016A 5.00%, 7/01/35-7/01/36	$5,815	$6,797,079
New York State Dormitory Authority (New York University) Series 2016A 5.00%, 7/01/36	2,000	2,353,820
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2015A 5.00%, 5/01/33	5,000	5,805,900
New York State Dormitory Authority (NYU Hospitals Center) Series 2014 5.00%, 7/01/31	1,000	1,161,120
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/32-12/01/37(e)	4,000	4,399,610
New York State Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.) Series 2006 5.00%, 11/01/21	1,000	1,002,070
New York State Dormitory Authority (Pratt Institute) Series 2016 5.00%, 7/01/30	1,000	1,183,070
New York State Dormitory Authority (Rochester Institute of Technology) Series 2010 5.00%, 7/01/23-7/01/25	5,335	5,909,138
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/33-7/01/34	2,000	2,306,530
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2015E 5.00%, 3/15/34	4,000	4,717,200
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.25%, 7/01/30	2,000	2,361,120
Series 2017A 5.00%, 7/01/37	2,515	2,983,067

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Teachers College) Series 2012 5.00%, 7/01/34	$2,535	$2,876,465
Series 2012A 5.00%, 7/01/31	1,200	1,370,316
New York State Energy Research & Development Authority (Brooklyn Union Gas Co. (The)) NATL Series 1997A-1 1.365%, 12/01/20(f)	1,000	987,468
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.365%, 1/01/39(f)	4,975	4,487,400
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2010A 5.00%, 6/15/29	2,000	2,225,940
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 4.00%, 9/15/34-9/15/35	11,250	12,154,635
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 1/01/31-1/01/32	15,000	17,497,200
Series 2016A 5.00%, 1/01/32	5,000	5,841,350
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/28	5,000	5,619,100
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/31	8,035	8,554,623
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 4.00%, 7/01/32-7/01/33	4,250	4,364,050
5.00%, 7/01/34-7/01/46	4,500	4,927,625

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Onondaga Civic Development Corp. Series 2012 5.00%, 7/01/42 (Pre-refunded/ETM)	$2,610	$3,085,333
Series 2014A 5.125%, 7/01/31 (Pre-refunded/ETM)	1,250	1,355,750
Onondaga County Industrial Development Agency (Bristol-Myers Squibb Co.) Series 1994 5.75%, 3/01/24	4,000	4,787,760
Port Authority of New York & New Jersey Series 2010 5.00%, 7/15/31	13,000	14,461,720
Series 2013178 5.00%, 12/01/31	5,000	5,799,650
Series 2014 5.00%, 9/01/31	5,000	5,822,850
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/22	6,820	6,951,899
Schenectady County Capital Resource Corp. (Trustees of Union College) Series 2017 5.00%, 1/01/40	2,600	3,020,420
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)	875	1,006,749
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	5,115	5,594,634
Series 2014C 5.00%, 7/01/31	2,500	2,816,425
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2010 5.875%, 12/01/30	2,340	2,549,921
Syracuse Industrial Development Agency (Carousel Center Co. LP) Series 2016A 5.00%, 1/01/31-1/01/35	17,525	19,844,024
Triborough Bridge & Tunnel Authority Series 2008D 5.00%, 11/15/26 (Pre-refunded/ETM)	6,170	6,534,955
5.00%, 11/15/26	3,830	4,044,595

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AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2011A 5.00%, 1/01/28	$5,000	$5,772,850
Series 2013C 5.00%, 11/15/32	5,000	5,867,300
Series 2017B 5.00%, 11/15/36	3,000	3,569,370
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010A 5.00%, 9/01/30	3,000	3,297,660
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	1,175	1,179,089
Utility Debt Securitization Authority Series 2013T 5.00%, 12/15/31	10,000	11,881,100
Westchester County Healthcare Corp./NY Series 2010B 6.00%, 11/01/30 (Pre-refunded/ETM)	870	1,011,784
Westchester County Healthcare Corp./NY (Westchester County Health Care Corp. Obligated Group) Series 2010B 6.00%, 11/01/30	130	144,988
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	1,800	1,916,802
Westchester County Local Development Corp. (Westchester County Healthcare Corp./NY) Series 2016 5.00%, 11/01/46	7,825	8,465,711

		578,238,301

Florida – 0.1%
Marshall Creek Community Development District Series 2016 6.32%, 5/01/45	45	43,289
Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2002 6.625%, 5/01/32(b)(d)	705	704,915

		748,204

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.5%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	$1,795	$1,864,090
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.125%, 4/01/32	1,000	940,000

		2,804,090

Texas – 1.0%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	2,700	3,064,500
7.50%, 6/30/32	1,225	1,421,808
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,350	1,505,520

		5,991,828

Ohio – 0.2%
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 0.00%, 8/01/25(c)(d)	1,200	11,400
Series 2014 0.00%, 8/02/25(c)(d)	162	1,535
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	1,500	1,404,315

		1,417,250

Total Investments – 98.7% (cost $558,230,981)		589,199,673
Other assets less liabilities – 1.3%		7,923,604

Net Assets – 100.0%		$597,123,277

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CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)*	$17,450	10/04/21	1.286%	3 Month LIBOR	$328,002
Morgan Stanley & Co., LLC/(CME Group)	17,450	10/04/21	3 Month LIBOR	1.286%	(362,614)

					$34,612

*	Includes a premium paid in the amount of $34,612

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.15% of net assets as of May 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	$1,000,000	$892,980	0.15%

(b)	Defaulted.

(c)	Non-income producing security.

(d)	Illiquid security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the market value of this security amounted to $4,399,610 or 0.7% of net assets.

(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2017 and the aggregate market value of these securities amounted to $5,474,868 or 0.92% of net assets.

As of May 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.8% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CME – Chicago Mercantile Exchange

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2017

	AB California		AB High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $656,444,252 and $2,444,308,182, respectively)	$704,767,014		$2,536,205,295
Affiliated issuers (cost $4,117,263 and $199,435, respectively)	4,117,263		199,435
Cash	19,772		– 0	–
Interest receivable	6,442,526		41,045,872
Receivable for capital stock sold	1,341,213		6,502,145
Receivable for investment securities sold	394,701		2,900,171
Affiliated dividends receivable	1,009		3,601

Total assets	717,083,498		2,586,856,519

Liabilities
Payable for investment securities purchased	16,419,934		– 0	–
Unrealized depreciation on interest rate swaps	2,996,769		– 0	–
Payable for capital stock redeemed	1,108,173		5,382,757
Dividends payable	390,368		2,101,617
Advisory fee payable	224,253		853,302
Distribution fee payable	153,621		424,222
Administrative fee payable	8,544		9,161
Transfer Agent fee payable	6,312		24,942
Payable for floating rate notes issued(a)	– 0	–	95,340,000
Other liabilities	– 0	–	362,370
Accrued expenses	164,921		332,025

Total liabilities	21,472,895		104,830,396

Net Assets	$695,610,603		$2,482,026,123

Composition of Net Assets
Capital stock, at par	$61,850		$218,948
Additional paid-in capital	653,765,102		2,415,782,698
Undistributed (distributions in excess of) net investment income	(326,233)		3,496,480
Accumulated net realized loss on investment transactions	(3,216,109)		(29,369,116)
Net unrealized appreciation on investments	45,325,993		91,897,113

	$695,610,603		$2,482,026,123

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value (see Note E)

AB California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$489,569,176	43,528,963	$11.25	*

Class B	$75,761	6,735	$11.25

Class C	$56,379,176	5,014,464	$11.24

Advisor Class	$149,586,490	13,299,951	$11.25

AB High Income Municipal Portfolio

Class A	$769,139,922	67,820,414	$11.34	*

Class C	$311,962,561	27,522,639	$11.33

Advisor Class	$1,400,923,640	123,605,352	$11.33

*	The maximum offering price per share for Class A of AB California Portfolio and AB High Income Municipal Portfolio were $11.60 and $11.69, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

	AB National		AB New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,154,835,932 and $558,230,981, respectively)	$1,208,289,657		$589,199,673
Affiliated issuers (cost $3,573,262 and $0, respectively)	3,573,262		– 0	–
Cash	21,587		– 0	–
Cash collateral due from broker	– 0	–	119
Interest receivable	16,207,138		7,854,255
Receivable for capital stock sold	2,894,680		1,046,438
Receivable for investment securities sold	1,502,071		1,569,499
Affiliated dividends receivable	3,399		247

Total assets	1,232,491,794		599,670,231

Liabilities
Due to custodian	– 0	–	398,363
Payable for capital stock redeemed	2,339,477		1,460,154
Dividends payable	593,289		167,376
Advisory fee payable	429,312		187,206
Distribution fee payable	225,521		155,397
Transfer Agent fee payable	17,342		7,376
Administrative fee payable	8,727		8,802
Payable for variation margin on exchange traded derivatives	– 0	–	106
Accrued expenses	237,517		162,174

Total liabilities	3,851,185		2,546,954

Net Assets	$1,228,640,609		$597,123,277

Composition of Net Assets
Capital stock, at par	$119,272		$59,638
Additional paid-in capital	1,203,855,589		583,922,796
Distributions in excess of net investment income	(346,425)		(156,690)
Accumulated net realized loss on investment transactions	(28,441,552)		(17,636,547)
Net unrealized appreciation on investments	53,453,725		30,934,080

	$1,228,640,609		$597,123,277

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value (see Note E)

AB National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$625,601,163	60,726,332	$10.30	*

Class B	$367,569	35,717	$10.29

Class C	$106,239,647	10,324,978	$10.29

Advisor Class	$496,432,230	48,184,687	$10.30

AB New York Portfolio

Class A	$444,246,476	44,367,180	$10.01	*

Class B	$819,051	81,909	$10.00

Class C	$71,152,301	7,110,571	$10.01

Advisor Class	$80,905,449	8,077,915	$10.02

*	The maximum offering price per share for Class A of AB National Portfolio and AB New York Portfolio were $10.62 and $10.32, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended May 31, 2017

	AB California	AB High Income Municipal
Investment Income
Interest	$27,978,375	$124,173,354
Dividends – Affiliated issuers	13,598	146,577
Other income(a)	39,866	– 0	–

Total income	28,031,839	124,319,931

Expenses
Advisory fee (see Note B)	3,120,345	12,825,640
Distribution fee – Class A	1,195,558	2,085,069
Distribution fee – Class B	825	– 0	–
Distribution fee – Class C	882,529	3,336,593
Transfer agency – Class A	134,686	290,983
Transfer agency – Class B	62	– 0	–
Transfer agency – Class C	24,687	117,263
Transfer agency – Advisor Class	35,791	492,377
Custodian	171,923	269,923
Administrative	60,601	64,854
Audit and tax	59,410	68,647
Registration fees	40,270	209,233
Legal	33,825	34,484
Printing	30,703	104,416
Directors’ fees	27,094	27,091
Miscellaneous	27,859	186,945

Total expenses before interest expense	5,846,168	20,113,518
Interest expense	31,313	1,811,668

Total expenses	5,877,481	21,925,186
Less: expenses waived and reimbursed by the Adviser (see Note B)	(309,696)	(650,160)

Net expenses	5,567,785	21,275,026

Net investment income	22,464,054	103,044,905

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	1,771,089	1,163,375
Swaps	39,443	5,998,861
Net change in unrealized appreciation/depreciation of:
Investments	(22,305,126)	(90,761,439)
Swaps	528,456	(2,610,621)

Net loss on investment transactions	(19,966,138)	(86,209,824)

Net Increase in Net Assets from Operations	$2,497,916	$16,835,081

(a)	Other income represents a refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	AB National	AB New York
Investment Income
Interest	$47,119,150	$22,073,859
Dividends – Affiliated issuers	98,277	22,920
Other income(a)	28,970	10,171

Total income	47,246,397	22,106,950

Expenses
Advisory fee (see Note B)	5,683,961	2,745,865
Distribution fee – Class A	1,596,338	1,146,692
Distribution fee – Class B	4,727	9,430
Distribution fee – Class C	1,431,713	837,458
Transfer agency – Class A	280,834	166,285
Transfer agency – Class B	206	341
Transfer agency – Class C	62,721	30,278
Transfer agency – Advisor Class	211,736	24,346
Custodian	223,522	161,126
Registration fees	139,642	34,625
Printing	73,334	34,425
Audit and tax	60,814	63,282
Administrative	58,257	61,304
Legal	34,036	35,498
Directors’ fees	27,094	27,094
Miscellaneous	47,601	26,978

Total expenses before interest expense	9,936,536	5,405,027
Interest expense	35,604	– 0	–

Total expenses	9,972,140	5,405,027
Less: expenses waived and reimbursed by the Adviser (see Note B)	(659,327)	(375,442)

Net expenses	9,312,813	5,029,585

Net investment income	37,933,584	17,077,365

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(3,830,061)	(1,722,929)
Swaps	737,262	891,578
Net change in unrealized appreciation/depreciation of:
Investments	(26,313,090)	(11,334,285)
Swaps	(431,239)	(767,315)

Net loss on investment transactions	(29,837,128)	(12,932,951)

Net Increase in Net Assets from Operations	$8,096,456	$4,144,414

(a)	Other income represents a refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	AB California
	Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,464,054	$21,006,121
Net realized gain (loss) on investment transactions	1,810,532	(2,781,262)
Net change in unrealized appreciation/depreciation of investments	(21,776,670)	16,731,728

Net increase in net assets from operations	2,497,916	34,956,587
Dividends to Shareholders from
Net investment income
Class A	(15,442,329)	(15,173,778)
Class B	(2,045)	(3,548)
Class C	(2,186,503)	(2,237,220)
Advisor Class	(4,409,462)	(2,922,910)
Capital Stock Transactions
Net increase	30,659,330	78,793,133

Total increase	11,116,907	93,412,264
Net Assets
Beginning of period	684,493,696	591,081,432

End of period (including distributions in excess of net investment income of ($326,233) and ($349,693), respectively)	$695,610,603	$684,493,696

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB High Income Municipal
	Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$103,044,905	$92,740,652
Net realized gain on investment transactions	7,162,236	12,160,658
Net change in unrealized appreciation/depreciation of investments	(93,372,060)	81,726,099

Net increase in net assets from operations	16,835,081	186,627,409
Dividends to Shareholders from
Net investment income
Class A	(33,150,405)	(31,910,722)
Class C	(10,791,547)	(10,993,891)
Advisor Class	(59,344,960)	(52,155,034)
Capital Stock Transactions
Net increase	31,309,788	383,204,558

Total increase (decrease)	(55,142,043)	474,772,320
Net Assets
Beginning of period	2,537,168,166	2,062,395,846

End of period (including undistributed net investment income of $3,496,480 and $1,515,895, respectively)	$2,482,026,123	$2,537,168,166

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB National
	Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$37,933,584	$36,231,763
Net realized gain (loss) on investment transactions	(3,092,799)	439,728
Net change in unrealized appreciation/depreciation of investments	(26,744,329)	33,886,330

Net increase in net assets from operations	8,096,456	70,557,821
Dividends to Shareholders from
Net investment income
Class A	(19,167,568)	(20,152,212)
Class B	(10,647)	(18,786)
Class C	(3,224,803)	(3,394,518)
Advisor Class	(15,617,959)	(12,920,365)
Capital Stock Transactions
Net increase	2,783,981	160,723,013

Total increase (decrease)	(27,140,540)	194,794,953
Net Assets
Beginning of period	1,255,781,149	1,060,986,196

End of period (including distributions in excess of net investment income of (346,425) and ($372,902), respectively)	$1,228,640,609	$1,255,781,149

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB New York
	Year Ended May 31, 2017	Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,077,365	$16,054,386
Net realized gain (loss) on investment transactions	(831,351)	1,083,979
Net change in unrealized appreciation/depreciation of investments	(12,101,600)	14,257,414

Net increase in net assets from operations	4,144,414	31,395,779
Dividends to Shareholders from
Net investment income
Class A	(13,182,575)	(13,144,245)
Class B	(19,979)	(30,819)
Class C	(1,779,361)	(1,714,306)
Advisor Class	(2,094,963)	(1,253,301)
Capital Stock Transactions
Net increase	13,373,575	50,468,492

Total increase	441,111	65,721,600
Net Assets
Beginning of period	596,682,166	530,960,566

End of period (including distributions in excess of net investment income of ($156,690) and ($164,622), respectively)	$597,123,277	$596,682,166

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Year Ended May 31, 2017

	AB High Income Municipal*
Cash flows from operating activities
Net increase in net assets from operations		$16,835,081
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities:
Purchases of long-term investments	$(900,343,657)
Purchases of short-term investments	(623,188,579)
Proceeds from disposition of long-term investments	778,424,355
Proceeds from disposition of short-term investments	811,511,069
Net realized gain on investment transactions	(7,162,236)
Net change in unrealized appreciation/depreciation on investment transactions	93,372,060
Net accretion of bond discount and amortization of bond premium	9,647,666
Increase in receivable for investments sold	(492,054)
Increase in interest receivable	(1,752,338)
Decrease in affiliated dividends receivable	47,908
Decrease in cash collateral due from broker	3,305,319
Decrease in payable for investments purchased	(83,525,352)
Decrease in cash collateral due to broker	(520,000)
Decrease in advisory fee payable	(75,217)
Increase in administrative fee payable	3,372
Increase in Transfer Agent fee payable	11,793
Decrease in distribution fee payable	(28,619)
Decrease in other liabilities	(300,044)
Increase in accrued expenses	140,171
Proceeds on swaps, net	3,403,474
Proceeds for exchange-traded derivatives settlements	590,141
Total adjustments		83,069,232

Net increase in cash from operating activities		$99,904,313

Cash flows from financing activities
Redemptions of capital stock, net	(3,963,227)
Cash dividends paid (net of dividend reinvestments)**	(43,051,086)
Repayment of floating rate notes issued	(52,890,000)
Net decrease in cash from financing activities		(99,904,313)

Net increase in cash		—
Net change in cash
Cash at beginning of year		—

Cash at end of year		$—

** Reinvestment of dividends	$60,302,532
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$1,811,668

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Level 3 securities throughout the year.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2017

NOTE A

Significant Accounting Policies

AB Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. The AB California Portfolio, AB National Portfolio and AB New York Portfolio offer Class A, Class B, Class C and Advisor Class shares. The AB High Income Municipal Portfolio offers Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is

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NOTES TO FINANCIAL STATEMENTS (continued)

an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted

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NOTES TO FINANCIAL STATEMENTS (continued)

price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of May 31, 2017:

AB California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$648,026,536		$56,740,478		$704,767,014
Short-Term Investments		4,117,263		– 0	–	– 0	–	4,117,263

Total Investments in Securities		4,117,263		648,026,536		56,740,478		708,884,277
Other Financial Instruments(a):
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Interest Rate Swaps		– 0	–	(2,996,769)		– 0	–	(2,996,769)

Total(b)		$4,117,263		$645,029,767		$56,740,478		$705,887,508

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NOTES TO FINANCIAL STATEMENTS (continued)

AB High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2			Level 3		Total
Assets:
Long-Term Municipal Bonds:
Alaska	$	– 0	–	$	– 0	–	$5,237,232		$5,237,232
Arizona		– 0	–		16,295,999		18,687,845		34,983,844
California		– 0	–		126,264,491		53,372,825		179,637,316
Colorado		– 0	–		19,033,704		20,667,495		39,701,199
Florida		– 0	–		75,827,820		30,614,500		106,442,320
Guam		– 0	–		966,902		1,142,950		2,109,852
Illinois		– 0	–		246,767,184		73,258,175		320,025,359
Indiana		– 0	–		61,069,813		2,019,120		63,088,933
Kentucky		– 0	–		20,847,622		20,514,215		41,361,837
Louisiana		– 0	–		24,782,729		21,059,730		45,842,459
Maryland		– 0	–		5,764,974		5,533,233		11,298,207
Massachusetts		– 0	–		74,047,416		6,232,050		80,279,466
Michigan		– 0	–		104,921,343		28,909,661		133,831,004
Missouri		– 0	–		20,666,624		9,816,519		30,483,143
New York		– 0	–		223,468,329		46,474,503		269,942,832
North Carolina		– 0	–		– 0	–	1,660,864		1,660,864
North Dakota		– 0	–		– 0	–	4,726,217		4,726,217
Ohio		– 0	–		84,514,288		19,911,080		104,425,368
Oklahoma		– 0	–		– 0	–	5,111,440		5,111,440
Oregon		– 0	–		20,291,294		9,051,541		29,342,835
Pennsylvania		– 0	–		50,679,523		45,145,989		95,825,512
Tennessee		– 0	–		14,118,333		29,074,732		43,193,065
Texas		– 0	–		206,410,189		58,891,948		265,302,137
Utah		– 0	–		4,886,719		5,844,698		10,731,417
Vermont		– 0	–		– 0	–	3,284,388		3,284,388
Virginia		– 0	–		82,096,894		13,478,591		95,575,485
Washington		– 0	–		42,680,500		41,334,499		84,014,999
Wisconsin		– 0	–		18,265,779		38,632,814		56,898,593
Other		– 0	–		367,212,972		– 0	–	367,212,972
Short-Term Investments:
Corporates – Investment Grade		– 0	–		– 0	–	4,635,000		4,635,000
Investment Companies		199,435			– 0	–	– 0	–	199,435

Total Investments in Securities		199,435			1,911,881,441		624,323,854		2,536,404,730
Other Financial Instruments(a):		– 0	–		– 0	–	– 0	–	– 0	–

Total(b)		$199,435			$1,911,881,441		$624,323,854		$2,536,404,730

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AB National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,139,537,297		$68,752,360		$1,208,289,657
Short-Term Investments		3,573,262		– 0	–	– 0	–	3,573,262

Total Investments in Securities		3,573,262		1,139,537,297		68,752,360		1,211,862,919
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$3,573,262		$1,139,537,297		$68,752,360		$1,211,862,919

AB New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$571,646,348		$17,553,325		$589,199,673

Total Investments in Securities		– 0	–	571,646,348		17,553,325		589,199,673
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	328,002		– 0	–	328,002	(c)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(362,614)		– 0	–	(362,614	)(c)

Total(d)	$	– 0	–	$571,611,736		$17,553,325		$589,165,061

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	There were no transfers between Level 1 and Level 2 during the reporting period.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were no transfers between any levels during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB California Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/16	$54,961,193			$54,961,193
Accrued discounts/(premiums)	(200,781)			(200,781)
Realized gain (loss)	– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(2,903,649)			(2,903,649)
Purchases	11,216,755			11,216,755
Sales	– 0	–		– 0	–
Transfers in to Level 3	– 0	–		– 0	–
Transfers out of Level 3	(6,333,040)			(6,333,040)

Balance as of 5/31/17	$56,740,478			$56,740,478	(a)

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(b)	$(2,903,649)			$(2,903,649)

AB High Income Municipal Portfolio	Long-Term Municipal Bonds		Corporates – Investment Grade
Balance as of 5/31/16	$587,388,532		$	– 0	–
Accrued discounts/(premiums)	91,835			– 0	–
Realized gain (loss)	2,307,134			– 0	–
Change in unrealized appreciation/depreciation	(27,172,471)			– 0	–
Purchases	130,748,068			4,635,000
Sales	(73,133,019)			– 0	–
Transfers in to Level 3	11,232,130			– 0	–
Transfers out of Level 3	(11,773,355)			– 0	–

Balance as of 5/31/17	$619,688,854			$4,635,000

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(b)	$(23,006,600)		$	– 0	–

	Total
Balance as of 5/31/16	$587,388,532
Accrued discounts/(premiums)	91,835
Realized gain (loss)	2,307,134
Change in unrealized appreciation/depreciation	(27,172,471)
Purchases	135,383,068
Sales	(73,133,019)
Transfers in to Level 3	11,232,130
Transfers out of Level 3	(11,773,355)

Balance as of 5/31/17	$624,323,854	(a)

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(b)	$(23,006,600)

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AB National Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/16	$72,858,142		$72,858,142
Accrued discounts/(premiums)	141,493		141,493
Realized gain (loss)	(1,479,162)		(1,479,162)
Change in unrealized appreciation/depreciation	950,810		950,810
Purchases	9,001,587		9,001,587
Sales	(15,525,797)		(15,525,797)
Transfers in to Level 3	2,805,287		2,805,287
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/17	$68,752,360		$68,752,360	(a)

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(b)	$136,753		$136,753

AB New York Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/16	$12,181,907		$12,181,907
Accrued discounts/(premiums)	(14,437)		(14,437)
Realized gain (loss)	(814,748)		(814,748)
Change in unrealized appreciation/depreciation	809,358		809,358
Purchases	6,256,814		6,256,814
Sales	(865,569)		(865,569)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/17	$17,553,325		$17,553,325

Net change in unrealized appreciation/depreciation from investments held as of 5/31/17(b)	$67,003		$67,003

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

As of May 31, 2017, all Level 3 securities were priced i) by third party vendors, or ii) using prior transaction prices, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for

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fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other

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affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. During the year ended May 31, 2017, the Portfolios did not engage in such transactions. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB California	.45%	.40%	.35%
AB High Income Municipal	.50%	.45%	.40%
AB National	.45%	.40%	.35%
AB New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

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The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses (excluding interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) on an annual basis (the “Expense Caps”) as follows:

	Effective January 30, 2015
Portfolio	Class A	Class B	Class C	Advisor Class
AB California	.75%	1.50%	1.50%	.50%
AB National	.75%	1.50%	1.50%	.50%
AB New York	.75%	1.50%	1.50%	.50%
AB High Income Municipal	.80%	NA	1.55%	.55%

This contractual agreement extends through September 30, 2017 for all Portfolios and may be extended by the Adviser for additional one year terms.

For the year ended May 31, 2017, such reimbursements amounted to $300,206, $543,850, $588,248 and $358,582 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended May 31, 2017, the reimbursement for such services amounted to $60,601, $64,854, $58,257 and $61,304 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: AB California Portfolio, $70,344; AB High Income Municipal Portfolio, $238,505; AB National Portfolio, $185,036 and AB New York Portfolio, $83,869 for the year ended May 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of

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Class A, Class B and Class C shares for each Portfolio for the year ended May 31, 2017 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B			Class C
AB California	$838		$31,567	$	– 0	–	$8,635
AB High Income Municipal	– 0	–	158,884		– 0	–	59,465
AB National	1,904		48,514		517		17,074
AB New York	– 0	–	56,838		12		18,100

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”). The Portfolios may invest in Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended May 31, 2017, such waivers amounted to:

Portfolio	Amount
AB California	$9,490
High Income Municipal	106,310
National	71,079
AB New York	16,860

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended May 31, 2017 is as follows:

Portfolio	Market Value 5/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/17 (000)		Dividend Income (000)
AB California	$2,818	$108,586	$107,287	$4,117		$14
AB High Income Municipal	177,257	605,053	782,111	199		147
AB National	64,142	275,408	335,977	3,573		98
AB New York	22,351	152,492	174,843	– 0	–	23

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NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .25 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Prior to January 30, 2015, the Portfolios paid distribution and servicing fees to the Distributor at an annual rate of up to .30% of 1% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B		Class C
AB California	$6,821,843		$7,407,028
AB High Income Municipal	– 0	–	2,856,049
AB National	3,379,958		6,814,589
AB New York	5,963,377		4,342,192

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment and U.S. government securities (excluding short-term investments) for the year ended May 31, 2017, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
AB California	$147,988,420	$	– 0	–	$109,876,458	$	– 0	–
AB High Income Municipal	900,343,657		– 0	–	779,110,331		– 0	–
AB National	256,450,861		– 0	–	219,839,264		– 0	–
AB New York	144,580,349		– 0	–	114,418,270		– 0	–

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
AB California	$660,561,515	$53,717,220	$(5,394,458)	$48,322,762
AB High Income Municipal	2,349,355,962	141,272,814	(49,926,415)	91,346,399
AB National	1,158,409,194	61,123,318	(7,669,593)	53,453,725
AB New York	558,239,879	31,900,894	(941,100)	30,959,794

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily

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basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio

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holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2017, all Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended May 31, 2017, all Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated

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at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended May 31, 2017, the AB High Income Municipal Portfolio held credit default swaps for non-hedging purposes.

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The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended May 31, 2017, the Portfolios had entered into the following derivatives:

AB California Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on interest rate swaps	$2,996,769

Total				$2,996,769

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$39,443	$528,456

Total		$39,443	$528,456

AB High Income Municipal Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$3,036,404	$(629,609)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,962,457	(1,981,012)

Total		$5,998,861	$(2,610,621)

AB National Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$737,262	$(431,239)

Total		$737,262	$(431,239)

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AB New York Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$328,002	*	Receivable/Payable for variation margin on exchange-traded derivatives	$362,614

Total		$328,002			$362,614

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$891,578	$(767,315)

Total		$891,578	$(767,315)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended May 31, 2017:

AB California Portfolio
Interest Rate Swaps:
Average notional amount	$25,423,077
Inflation Swaps:
Average notional amount	$14,350,000	(a)

(a)	Positions were open for five months during the year.

AB High Income Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$41,500,000	(a)
Inflation Swaps:
Average notional amount	$54,500,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$28,333,333	(c)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$54,582,080	(d)

(a)	Positions were open for six months during the year.

(b)	Positions were open for five months during the year.

(c)	Positions were open for three months during the year.

(d)	Positions were open for one month during the year.

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AB National Portfolio
Interest Rate Swaps:
Average notional amount	$6,300,000	(a)
Inflation Swaps:
Average notional amount	$26,716,667	(b)

(a)	Positions were open for four months during the year.

(b)	Positions were open for five months during the year.

AB New York Portfolio
Interest Rate Swaps:
Average notional amount	$2,200,000	(a)
Inflation Swaps:
Average notional amount	$12,571,667	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$27,920,000	(b)

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for five months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of May 31, 2017:

AB California Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Merrill Lynch Capital Services, Inc.	$2,996,769	$	– 0	–	$	– 0	–	$(2,996,769)	$	– 0	–

Total	$2,996,769	$	– 0	–	$	– 0	–	$(2,996,769)	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

AB New York Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$106	$	– 0	–	$(106)	$	– 0	–	$	– 0	–

Total	$106	$	– 0	–	$(106)	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2017.

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NOTE E

Capital Stock

The Fund has allocated 18,050,000,000 of authorized shares to the AB California Portfolio, of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares; 9,100,000,000 of authorized shares to the AB High Income Municipal Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B (not currently offered) and Class C shares and 100,000,000 is allocated to Advisor Class shares; 18,100,000,000 of authorized shares to the AB National Portfolio of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares; and 9,050,000,000 of authorized shares to the AB New York Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	AB California Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	6,180,439	7,137,450		$70,176,299	$81,462,951

Shares issued in reinvestment of dividends	681,607	632,378		7,702,443	7,209,619

Shares converted from Class B	1,895	10,111		21,419	114,952

Shares converted from Class C	2,908,213	– 0	–	32,368,414	– 0	–

Shares redeemed	(8,070,548)	(5,009,585)		(90,061,610)	(56,970,990)

Net increase	1,701,606	2,770,354		$20,206,965	$31,816,532

Class B
Shares sold	640	1,001		$7,300	$11,400

Shares issued in reinvestment of dividends	146	290		1,651	3,293

Shares converted to Class A	(1,894)	(10,111)		(21,419)	(114,952)

Shares redeemed	(2)	(7)		(18)	(81)

Net decrease	(1,110)	(8,827)		$(12,486)	$(100,340)

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	AB California Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class C
Shares sold	1,351,117	1,030,759		$15,393,258	$11,755,871

Shares issued in reinvestment of dividends	107,734	107,351		1,216,220	1,223,170

Shares converted to Class A	(2,908,213)	– 0	–	(32,368,414)	– 0	–

Shares redeemed	(1,298,810)	(799,576)		(14,554,711)	(9,118,461)

Net increase (decrease)	(2,748,172)	338,534		$(30,313,647)	$3,860,580

Advisor Class
Shares sold	8,806,268	5,799,592		$98,872,442	$66,331,436

Shares issued in reinvestment of dividends	215,282	169,961		2,430,923	1,938,263

Shares redeemed	(5,433,098)	(2,191,155)		(60,524,867)	(25,053,338)

Net increase	3,588,452	3,778,398		$40,778,498	$43,216,361

	AB High Income Municipal Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	25,386,158	25,707,312		$290,046,298	$292,227,919

Shares issued in reinvestment of dividends	1,384,947	1,404,268		15,750,019	15,918,785

Shares converted from Class C	109,782	– 0	–	1,227,359	– 0	–

Shares redeemed	(32,817,752)	(15,252,127)		(368,264,002)	(172,254,522)

Net increase (decrease)	(5,936,865)	11,859,453		$(61,240,326)	$135,892,182

Class C
Shares sold	4,644,490	7,555,320		$53,373,618	$85,634,766

Shares issued in reinvestment of dividends	580,598	595,844		6,591,393	6,751,245

Shares converted to Class A	(109,880)	– 0	–	(1,227,359)	– 0	–

Shares redeemed	(7,078,343)	(4,048,414)		(79,545,963)	(45,770,047)

Net increase (decrease)	(1,963,135)	4,102,750		$(20,808,311)	$46,615,964

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	AB High Income Municipal Portfolio
	Shares		Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016

Advisor Class
Shares sold	65,258,722	48,121,497	$742,504,463	$547,460,337

Shares issued in reinvestment of dividends	3,341,396	2,815,906	37,961,120	31,913,754

Shares redeemed	(59,310,219)	(33,480,708)	(667,107,158)	(378,677,679)

Net increase	9,289,899	17,456,695	$113,358,425	$200,696,412

	AB National Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	12,166,841	11,555,492		$125,784,269	$119,395,295

Shares issued in reinvestment of dividends	1,045,580	1,055,506		10,778,531	10,889,946

Shares converted from Class B	16,748	28,232		173,796	288,565

Shares converted from Class C	3,030,920	– 0	–	30,885,076	– 0	–

Shares redeemed	(18,068,415)	(10,110,024)		(185,145,447)	(103,939,164)

Net increase (decrease)	(1,808,326)	2,529,206		$(17,523,775)	$26,634,642

Class B
Shares sold	8,489	3,622		$88,465	$37,084

Shares issued in reinvestment of dividends	586	1,126		6,025	11,588

Shares converted to Class A	(16,771)	(28,263)		(173,796)	(288,565)

Shares redeemed	(9,153)	(14,204)		(93,672)	(149,586)

Net decrease	(16,849)	(37,719)		$(172,978)	$(389,479)

Class C
Shares sold	2,734,393	2,404,811		$28,429,045	$24,838,151

Shares issued in reinvestment of dividends	200,654	210,846		2,065,409	2,172,921

Shares converted to Class A	(3,033,897)	– 0	–	(30,885,076)	– 0	–

Shares redeemed	(3,301,022)	(1,833,531)		(33,742,760)	(18,882,271)

Net increase (decrease)	(3,399,872)	782,126		$(34,133,382)	$8,128,801

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	AB National Portfolio
	Shares		Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016

Advisor Class
Shares sold	24,255,333	20,332,751	$249,831,874	$210,422,196

Shares issued in reinvestment of dividends	1,034,308	888,569	10,665,052	9,177,466

Shares redeemed	(20,243,826)	(9,027,592)	(205,882,810)	(93,250,613)

Net increase	5,045,815	12,193,728	$54,614,116	$126,349,049

	AB New York Portfolio
	Shares			Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016

Class A
Shares sold	7,454,781	8,454,250		$75,088,637	$84,959,231

Shares issued in reinvestment of dividends	708,304	705,859		7,084,259	7,075,995

Shares converted from Class B	25,279	43,510		253,343	433,278

Shares converted from Class C	964,365	– 0	–	9,537,572	– 0	–

Shares redeemed	(9,623,057)	(7,515,092)		(95,244,254)	(75,208,461)

Net increase (decrease)	(470,328)	1,688,527		$(3,280,443)	$17,260,043

Class B
Shares sold	2,267	1,257		$22,632	$12,523

Shares issued in reinvestment of dividends	1,214	1,852		12,143	18,531

Shares converted to Class A	(25,311)	(43,578)		(253,343)	(433,278)

Shares redeemed	(8,773)	(13,115)		(87,698)	(131,735)

Net decrease	(30,603)	(53,584)		$(306,266)	$(533,959)

Class C
Shares sold	1,425,702	1,863,631		$14,409,883	$18,741,425

Shares issued in reinvestment of dividends	124,012	115,200		1,239,029	1,154,627

Shares converted to Class A	(965,341)	– 0	–	(9,537,572)	– 0	–

Shares redeemed	(1,652,162)	(1,094,819)		(16,397,291)	(10,934,847)

Net increase (decrease)	(1,067,789)	884,012		$(10,285,951)	$8,961,205

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	AB New York Portfolio
	Shares		Amount
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016

Advisor Class
Shares sold	5,550,883	3,246,352	$55,179,457	$32,661,314

Shares issued in reinvestment of dividends	115,873	71,381	1,157,368	716,843

Shares redeemed	(2,953,553)	(858,572)	(29,090,590)	(8,596,954)

Net increase	2,713,203	2,459,161	$27,246,235	$24,781,203

NOTE F

Risks Involved in Investing in the Portfolios

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The AB New York and AB California Portfolios are state portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest

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payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If there are additional defaults and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk—There is no guarantee that all of a Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value

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of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolios’ return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security into a special purpose vehicle (typically, a trust). The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is

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reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid,

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difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended May 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended May 31, 2017 and the period ended May 31, 2016 were as follows:

AB California Portfolio	2017	2016
Distributions paid from:
Ordinary income	$352,282	$382,639

Total taxable distributions	352,282	382,639
Tax exempt distributions	21,688,057	19,954,817

Total distributions paid	$22,040,339	$20,337,456

AB High Income Municipal Portfolio	2017	2016
Distributions paid from:
Ordinary income	$1,412,549	$6,464,290

Total taxable distributions	1,412,549	6,464,290
Tax exempt distributions	101,874,363	88,595,357

Total distributions paid	$103,286,912	$95,059,647

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AB National Portfolio	2017	2016
Distributions paid from:
Ordinary income	$227,391	$397,862

Total taxable distributions	227,391	397,862
Tax exempt distributions	37,793,586	36,088,019

Total distributions paid	$38,020,977	$36,485,881

AB New York Portfolio	2017	2016
Distributions paid from:
Ordinary income	$49,515	$137,879

Total taxable distributions	49,515	137,879
Tax exempt distributions	17,027,363	16,004,792

Total distributions paid	$17,076,878	$16,142,671

As of May 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB California	$22,384	$(3,216,106)	$45,367,744	$42,174,022
AB High Income Municipal	9,256,319	(28,818,401)	91,346,399	71,784,317
AB National	650,035	(28,441,552)	53,453,725	25,662,208
AB New York	122,653	(17,627,649)	30,925,182	13,420,186

(a)	At May 31, 2017, AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio had capital loss carryforwards for federal income tax purposes. During the fiscal year, AB California Portfolio and AB High Income Municipal Portfolio utilized capital loss carryforwards of $2,170,007 and $4,493,473, respectively, to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps and tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable to shareholders.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of May 31, 2017, the Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount		Expiration
AB California	$2,769,892	$446,214		N/A
AB High Income Municipal	4,182,905	N/A		2019
AB High Income Municipal	24,635,496	– 0	–	N/A
AB National	16,546,727	11,894,825		N/A
AB New York	9,922,960	7,704,689		N/A

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to the tax treatment of swaps and swap clearing fees—is reflected as an adjustment to the components of capital as of May 31, 2017 as shown below:

Portfolio	Increase(Decrease) to Additional Paid-In Capital			Increase(Decrease) to Undistributed/ (Distributions in Excess of) Net Investment Income	Increase(Decrease) to Accumulated Net Realized Gain(Loss) on Investment Transactions
AB California	$	– 0	–	$(400,255)	$400,255
AB High Income Municipal		– 0	–	2,222,592	(2,222,592)
AB National		– 0	–	113,870	(113,870)
AB New York		– 0	–	7,445	(7,445)

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its

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NOTES TO FINANCIAL STATEMENTS (continued)

portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At May 31, 2017, the amount of Floating Rate Notes outstanding was $95,340,000 and the related interest rate was 0.80% for AB High Income Municipal Portfolio. At May 31, 2017, AB California Portfolio, AB National Portfolio and AB New York Portfolio did not have any Floating Rate Notes outstanding. For the May 31, 2017, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were as follows:

Portfolio	Average Amount Outstanding	Weighted Average Interest Rate
AB California	$4.445.000	1.31%
AB High income Municipal	129,467,370	1.38%
AB National	5,100,000	1.30%

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolios’ financial statements as a secured borrowing. For the year ended May 31, 2017, AB California Portfolio engaged in such transactions.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Portfolios’ TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs. As a result, such residual interest bond trusts needed to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Portfolios to maintain current or desired levels of leverage and may cause the Portfolios to incur additional expenses to maintain its leverage. Banking entities subject to the Volcker Rule were required to comply by July 21, 2015 for TOBs established after December 31, 2013, and by July 21, 2017 for TOBs established prior to December 31, 2013.

As of May 31, 2017, the Portfolios’ investments in residual interest bonds that are required to be compliant with the Volcker Rule by July 21, 2017 have been restructured by the required compliance date. These restructurings did not have a material impact on the Portfolios’ financial position or results of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact of the amendments and expects the adoption of final rules will be limited to additional financial statement disclosures.

NOTE K

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class A
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2017		2016				2014		2013		2012

Net asset value, beginning of period	$ 11.54		$ 11.27		$ 11.44		$ 10.83		$ 11.51		$ 10.84

Income From Investment Operations
Net investment income(b)(c)	.37	†	.39		.23		.41		.41		.44
Net realized and unrealized gain (loss) on investment transactions	(.29)		.26		(.18)		.59		(.67)		.65

Net increase (decrease) in net asset value from operations	.08		.65		.05		1.00		(.26)		1.09

Less: Dividends and Distributions
Dividends from net investment income	(.37)		(.38)		(.22)		(.39)		(.39)		(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.37)		(.38)		(.22)		(.39)		(.42)		(.42)

Net asset value, end of period	$ 11.25		$ 11.54		$ 11.27		$ 11.44		$ 10.83		$ 11.51

Total Return
Total investment return based on net asset value(e)	.69	%†	5.88%		.46%		9.42%		(2.31)%		10.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$489,570		$482,744		$440,324		$442,905		$462,298		$533,057
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.75%		.76%		.78	%^	.81%		.80%		.76%
Expenses, before waivers/reimbursements(f)	.80%		.80%		.83	%^	.86%		.85%		.85%
Net investment income(b)	3.29	%†	3.46%		3.52	%^	3.72%		3.68%		3.89%
Portfolio turnover rate	16%		13%		12%		14%		22%		23%

See footnote summary on pages 171-173.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class B
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2017		2016				2014		2013		2012

Net asset value, beginning of period	$ 11.54		$ 11.28		$ 11.44		$ 10.83		$ 11.50		$ 10.84

Income From Investment Operations
Net investment income(b)(c)	.29	†	.31		.19		.34		.33		.36
Net realized and unrealized gain (loss) on investment transactions	(.30)		.25		(.17)		.58		(.66)		.64

Net increase (decrease) in net asset value from operations	(.01)		.56		.02		.92		(.33)		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.30)		(.18)		(.31)		(.31)		(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.28)		(.30)		(.18)		(.31)		(.34)		(.34)

Net asset value, end of period	$ 11.25		$ 11.54		$ 11.28		$ 11.44		$ 10.83		$ 11.50

Total Return
Total investment return based on net asset value(e)	(.06	)%†	5.00%		.13%		8.66%		(2.90)%		9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76		$91		$188		$405		$1,017		$1,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50%		1.51%		1.51	%^	1.51%		1.50%		1.46%
Expenses, before waivers/reimbursements(f)	1.59%		1.56%		1.57	%^	1.56%		1.56%		1.58%
Net investment income(b)	2.54	%†	2.73%		2.80	%^	3.05%		2.97%		3.21%
Portfolio turnover rate	16%		13%		12%		14%		22%		23%

See footnote summary on pages 171-173.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class C
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2017		2016				2014		2013		2012

Net asset value, beginning of period	$ 11.54		$ 11.27		$ 11.43		$ 10.83		$ 11.50		$ 10.83

Income From Investment Operations
Net investment income(b)(c)	.29	†	.31		.19		.33		.34		.36
Net realized and unrealized gain (loss) on investment transactions	(.31)		.26		(.17)		.58		(.67)		.65

Net increase (decrease) in net asset value from operations	(.02)		.57		.02		.91		(.33)		1.01

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.30)		(.18)		(.31)		(.31)		(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.28)		(.30)		(.18)		(.31)		(.34)		(.34)

Net asset value, end of period	$ 11.24		$ 11.54		$ 11.27		$ 11.43		$ 10.83		$ 11.50

Total Return
Total investment return based on net asset value(e)	(.15	)%†	5.09%		.13%		8.57%		(2.90)%		9.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,379		$89,568		$83,677		$83,761		$87,172		$107,831
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50%		1.51%		1.51	%^	1.51%		1.50%		1.46%
Expenses, before waivers/reimbursements(f)	1.55%		1.56%		1.55	%^	1.56%		1.55%		1.55%
Net investment income(b)	2.54	%†	2.71%		2.79	%^	3.02%		2.98%		3.19%
Portfolio turnover rate	16%		13%		12%		14%		22%		23%

See footnote summary on pages 171-173.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Advisor Class
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2017		2016				2014		2013		2012

Net asset value, beginning of period	$ 11.54		$ 11.27		$ 11.44		$ 10.83		$ 11.51		$ 10.84

Income From Investment Operations
Net investment income(b)(c)	.40	†	.42		.25		.44		.45		.47
Net realized and unrealized gain (loss) on investment transactions	(.30)		.26		(.18)		.59		(.68)		.65

Net increase (decrease) in net asset value from operations	.10		.68		.07		1.03		(.23)		1.12

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.41)		(.24)		(.42)		(.42)		(.45)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.39)		(.41)		(.24)		(.42)		(.45)		(.45)

Net asset value, end of period	$ 11.25		$ 11.54		$ 11.27		$ 11.44		$ 10.83		$ 11.51

Total Return
Total investment return based on net asset value(e)	.94	%†	6.14%		.62%		9.75%		(2.02)%		10.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$149,586		$112,091		$66,892		$48,251		$36,856		$37,507
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.50%		.51%		.51	%^	.51%		.50%		.46%
Expenses, before waivers/reimbursements(f)	.55%		.55%		.55	%^	.56%		.55%		.55%
Net investment income(b)	3.54	%†	3.69%		3.78	%^	3.99%		3.97%		4.16%
Portfolio turnover rate	16%		13%		12%		14%		22%		23%

See footnote summary on pages 171-173.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class A
Year Ended May 31,	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 11.67	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22

Income From Investment Operations
Net investment income(b)(c)	.45	.48	.28	.54	.53	.53
Net realized and unrealized gain (loss) on investment transactions	(.33)	.48	(.01)	.93	(1.18)	1.28
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.12	.96	.27	1.47	(.65)	1.81

Less: Dividends
Dividends from net investment income	(.45)	(.49)	(.29)	(.54)	(.54)	(.55)

Net asset value, end of period	$ 11.34	$ 11.67	$ 11.20	$ 11.22	$ 10.29	$ 11.48

Total Return
Total investment return based on net asset value(e)	1.13%	8.82%	2.45%	14.62%	(5.88)%	18.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$769,140	$860,490	$693,523	$627,941	$593,742	$613,787
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.87%	.86%	.86	%^	.89%	.89%	.91%
Expenses, before waivers/reimbursements(f)	.89%	.88%	.89	%^	.96%	.98%	1.00%
Net investment income(b)	3.97%	4.23%	4.33	%^	4.99%	4.78%	4.81%
Portfolio turnover rate	30%	14%	9%	17%	41%	14%

See footnote summary on pages 171-173.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class C
Year Ended May 31,	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 11.66	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22

Income From Investment Operations
Net investment income(b)(c)	.37	.39	.24	.46	.46	.45
Net realized and unrealized gain (loss) on investment transactions	(.33)	.48	(.01)	.93	(1.19)	1.28
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.04	.87	.23	1.39	(.73)	1.73

Less: Dividends
Dividends from net investment income	(.37)	(.41)	(.25)	(.46)	(.46)	(.47)

Net asset value, end of period	$ 11.33	$ 11.66	$ 11.20	$ 11.22	$ 10.29	$ 11.48

Total Return
Total investment return based on net asset value(e)	.38%	7.92%	2.02%	13.83%	(6.53)%	17.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$311,962	$343,821	$284,261	$256,667	$209,480	$212,480
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.62%	1.61%	1.59	%^	1.59%	1.59%	1.61%
Expenses, before waivers/reimbursements(f)	1.64%	1.63%	1.62	%^	1.66%	1.68%	1.71%
Net investment income(b)	3.22%	3.49%	3.61	%^	4.28%	4.09%	4.10%
Portfolio turnover rate	30%	14%	9%	17%	41%	14%

See footnote summary on pages 171-173.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Advisor Class
Year Ended May 31,	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 11.66	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22

Income From Investment Operations
Net investment income(b)(c)	.48	.51	.30	.56	.57	.56
Net realized and unrealized gain (loss) on investment transactions	(.33)	.47	(.01)	.94	(1.19)	1.28
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.15	.98	.29	1.50	(.62)	1.84

Less: Dividends
Dividends from net investment income	(.48)	(.52)	(.31)	(.57)	(.57)	(.58)

Net asset value, end of period	$ 11.33	$ 11.66	$ 11.20	$ 11.22	$ 10.29	$ 11.48

Total Return
Total investment return based on net asset value(e)	1.38%	9.00%	2.61%	14.97%	(5.60)%	18.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,400,924	$1,332,857	$1,084,612	$964,020	$418,473	$435,548
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.62%	.61%	.59	%^	.59%	.59%	.61%
Expenses, before waivers/reimbursements(f)	.64%	.63%	.62	%^	.66%	.68%	.71%
Net investment income(b)	4.22%	4.48%	4.60	%^	5.20%	5.08%	5.13%
Portfolio turnover rate	30%	14%	9%	17%	41%	14%

See footnote summary on pages 171-173.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class A
	Year Ended May 31,		November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
	2017	2016		2014	2013	2012

Net asset value, beginning of period	$ 10.51	$ 10.20	$ 10.34	$ 9.91	$ 10.61	$ 9.97

Income From Investment Operations
Net investment income(b)(c)	.31 †	.33	.20	.37	.36	.39
Net realized and unrealized gain (loss) on investment transactions	(.21)	.32	(.13)	.43	(.70)	.65

Net increase (decrease) in net asset value from operations	.10	.65	.07	.80	(.34)	1.04

Less: Dividends
Dividends from net investment income	(.31)	(.34)	(.21)	(.37)	(.36)	(.40)

Net asset value, end of period	$ 10.30	$ 10.51	$ 10.20	$ 10.34	$ 9.91	$ 10.61

Total Return
Total investment return based on net asset value(e)	.99%†	6.44%	.62%	8.23%	(3.27)%	10.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$625,601	$657,481	$612,321	$581,215	$649,618	$754,297
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	.75%	.75%	.78%^	.81%	.80%	.76%
Expenses, before waivers/reimbursements(f)(g)	.80%	.80%	.82%^	.86%	.86%	.86%
Net investment income(b)	2.99%†	3.23%	3.39%^	3.65%	3.45%	3.81%
Portfolio turnover rate	18%	13%	6%	19%	26%	11%

See footnote summary on pages 171-173.

abfunds.com	AB MUNICIPAL INCOME FUND | 163

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class B
	Year Ended May 31,		November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
	2017	2016		2014	2013	2012

Net asset value, beginning of period	$ 10.50	$ 10.19	$ 10.32	$ 9.90	$ 10.60	$ 9.96

Income From Investment Operations
Net investment income(b)(c)	.23 †	.26	.16	.30	.28	.33
Net realized and unrealized gain (loss) on investment transactions	(.22)	.32	(.13)	.42	(.69)	.64

Net increase (decrease) in net asset value from operations	.01	.58	.03	.72	(.41)	.97

Less: Dividends
Dividends from net investment income	(.22)	(.27)	(.16)	(.30)	(.29)	(.33)

Net asset value, end of period	$ 10.29	$ 10.50	$ 10.19	$ 10.32	$ 9.90	$ 10.60

Total Return
Total investment return based on net asset value(e)	.09%†	5.77%	.30%	7.39%	(3.95)%	9.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$368	$552	$920	$1,451	$3,126	$5,368
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.50%	1.50%	1.51%^	1.51%	1.49%	1.46%
Expenses, before waivers/reimbursements(f)(g)	1.55%	1.58%	1.57%^	1.57%	1.57%	1.58%
Net investment income(b)	2.24%†	2.50%	2.69%^	2.98%	2.75%	3.16%
Portfolio turnover rate	18%	13%	6%	19%	26%	11%

See footnote summary on pages 171-173.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB National Portfolio
Class C
Year Ended May 31,	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2017	2016	2014	2013	2012

Net asset value, beginning of period	$ 10.50	$ 10.19	$ 10.33	$ 9.90	$ 10.60	$ 9.96

Income From Investment Operations
Net investment income(b)(c)	.23	†	.26	.16	.30	.29	.32
Net realized and unrealized gain (loss) on investment transactions	(.21)	.31	(.14)	.43	(.70)	.64
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.02	.57	.02	.73	(.41)	.96

Less: Dividends
Dividends from net investment income	(.23)	(.26)	(.16)	(.30)	(.29)	(.32)

Net asset value, end of period	$ 10.29	$ 10.50	$ 10.19	$ 10.33	$ 9.90	$ 10.60

Total Return
Total investment return based on net asset value(e)	.24	%†	5.66%	.20%	7.49%	(3.95)%	9.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,240	$144,152	$131,936	$130,601	$144,358	$172,228
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.50%	1.50%	1.51	%^	1.51%	1.50%	1.46%
Expenses, before waivers/reimbursements(f)(g)	1.55%	1.56%	1.56	%^	1.56%	1.56%	1.57%
Net investment income(b)	2.25	%†	2.49%	2.67	%^	2.96%	2.76%	3.11%
Portfolio turnover rate	18%	13%	6%	19%	26%	11%

See footnote summary on pages 171-173.

abfunds.com	AB MUNICIPAL INCOME FUND | 165

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Advisor Class
	Year Ended May 31,		November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
	2017	2016		2014	2013	2012

Net asset value, beginning of period	$ 10.51	$ 10.21	$ 10.34	$ 9.91	$ 10.61	$ 9.97

Income From Investment Operations
Net investment income(b)(c)	.33 †	.36	.22	.40	.39	.42
Net realized and unrealized gain (loss) on investment transactions	(.20)	.30	(.13)	.43	(.70)	.65

Net increase (decrease) in net asset value from operations	.13	.66	.09	.83	(.31)	1.07

Less: Dividends
Dividends from net investment income	(.34)	(.36)	(.22)	(.40)	(.39)	(.43)

Net asset value, end of period	$ 10.30	$ 10.51	$ 10.21	$ 10.34	$ 9.91	$ 10.61

Total Return
Total investment return based on net asset value(e)	1.24%†	6.60%	.88%	8.55%	(2.98)%	10.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$496,432	$453,596	$315,809	$254,434	$165,782	$186,303
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	.50%	.50%	.51%^	.51%	.50%	.46%
Expenses, before waivers/reimbursements(f)(g)	.55%	.55%	.55%^	.55%	.56%	.56%
Net investment income(b)	3.24%†	3.46%	3.66%^	3.92%	3.74%	4.08%
Portfolio turnover rate	18%	13%	6%	19%	26%	11%

See footnote summary on pages 171-173.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class A
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2017		2016				2014		2013		2012

Net asset value, beginning of period	$ 10.20		$ 9.92		$10.01		$ 9.70		$ 10.47		$ 9.97

Income From Investment Operations
Net investment income(b)(c)	.29	†	.30		.19		.34		.33		.36
Net realized and unrealized gain (loss) on investment transactions	(.19)		.29		(.09)		.31		(.76)		.50

Net increase (decrease) in net asset value from operations	.10		.59		.10		.65		(.43)		.86

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.31)		(.19)		(.34)		(.32)		(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.29)		(.31)		(.19)		(.34)		(.34)		(.36)

Net asset value, end of period	$ 10.01		$ 10.20		$ 9.92		$ 10.01		$ 9.70		$ 10.47

Total Return
Total investment return based on net asset value(e)	1.00	%†	6.00%		.97%		6.79%		(4.07)%		8.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$444,247		$457,414		$428,145		$434,208		$464,134		$579,899
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.75%		.77%		.78	%^	.81%		.79%		.75%
Expenses, before waivers/reimbursements(f)	.81%		.83%		.85	%^	.87%		.85%		.85%
Net investment income(b)	2.87	%†	3.03%		3.21	%^	3.42%		3.28%		3.49%
Portfolio turnover rate	19%		16%		12%		28%		19%		14%

See footnote summary on pages 171-173.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class B
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2017		2016				2014		2013		2012

Net asset value, beginning of period	$ 10.19		$ 9.91		$ 10.00		$ 9.69		$ 10.45		$ 9.96

Income From Investment Operations
Net investment income(b)(c)	.21	†	.23		.14		.27		.26		.29
Net realized and unrealized gain (loss) on investment transactions	(.19)		.28		(.08)		.31		(.74)		.49

Net increase (decrease) in net asset value from operations	.02		.51		.06		.58		(.48)		.78

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.23)		(.15)		(.27)		(.26)		(.29)
Distributions from net realized gain on investment transactions	– 0	–	–0	–	– 0	–	– 0	–	(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.21)		(.23)		(.15)		(.27)		(.28)		(.29)

Net asset value, end of period	$ 10.00		$ 10.19		$ 9.91		$ 10.00		$ 9.69		$ 10.45

Total Return
Total investment return based on net asset value(e)	.25	%†	5.22%		.55%		6.06%		(4.64)%		7.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$819		$1,146		$1,646		$2,217		$5,510		$9,664
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50%		1.52%		1.51	%^	1.51%		1.49%		1.45%
Expenses, before waivers/reimbursements(f)	1.56%		1.61%		1.59	%^	1.58%		1.55%		1.57%
Net investment income(b)	2.12	%†	2.30%		2.49	%^	2.77%		2.57%		2.82%
Portfolio turnover rate	19%		16%		12%		28%		19%		14%

See footnote summary on pages 171-173.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class C
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2017		2016				2014		2013		2012

Net asset value, beginning of period	$ 10.20		$ 9.92		$ 10.00		$ 9.69		$ 10.46		$ 9.96

Income From Investment Operations
Net investment income(b)(c)	.21	†	.23		.14		.27		.26		.29
Net realized and unrealized gain (loss) on investment transactions	(.19)		.28		(.07)		.31		(.75)		.50

Net increase (decrease) in net asset value from operations	.02		.51		.07		.58		(.49)		.79

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.23)		(.15)		(.27)		(.26)		(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.21)		(.23)		(.15)		(.27)		(.28)		(.29)

Net asset value, end of period	$ 10.01		$ 10.20		$ 9.92		$ 10.00		$ 9.69		$ 10.46

Total Return
Total investment return based on net asset value(e)	.25	%†	5.21%		.65%		6.05%		(4.74)%		8.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,152		$83,380		$72,332		$71,934		$80,507		$106,135
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50%		1.52%		1.51	%^	1.51%		1.49%		1.45%
Expenses, before waivers/reimbursements(f)	1.56%		1.58%		1.58	%^	1.57%		1.55%		1.55%
Net investment income(b)	2.12	%†	2.28%		2.48	%^	2.72%		2.58%		2.79%
Portfolio turnover rate	19%		16%		12%		28%		19%		14%

See footnote summary on pages 171-173.

abfunds.com	AB MUNICIPAL INCOME FUND | 169

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Advisor Class
	Year Ended May 31,				November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2017		2016				2014		2013		2012

Net asset value, beginning of period	$ 10.20		$ 9.93		$ 10.01		$ 9.70		$ 10.47		$ 9.97

Income From Investment Operations
Net investment income(b)(c)	.31	†	.33		.20		.36		.37		.39
Net realized and unrealized gain (loss) on investment transactions	(.18)		.27		(.08)		.32		(.76)		.50

Net increase (decrease) in net asset value from operations	.13		.60		.12		.68		(.39)		.89

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.33)		(.20)		(.37)		(.36)		(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.31)		(.33)		(.20)		(.37)		(.38)		(.39)

Net asset value, end of period	$ 10.02		$ 10.20		$ 9.93		$ 10.01		$ 9.70		$ 10.47

Total Return
Total investment return based on net asset value(e)	1.26	%†	6.15%		1.23%		7.11%		(3.78)%		9.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$80,905		$54,742		$28,838		$20,755		$16,229		$23,882
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.50%		.52%		.51	%^	.51%		.49%		.45%
Expenses, before waivers/reimbursements(f)	.56%		.58%		.57	%^	.57%		.55%		.54%
Net investment income(b)	3.14	%†	3.25%		3.46	%^	3.69%		3.56%		3.77%
Portfolio turnover rate	19%		16%		12%		28%		19%		14%

See footnote summary on pages 171-173.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

	Year Ended May 31,		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2017	2016			2014	2013	2012

AB California Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.77	%^	.80%	.79%	.75%
Before waivers/reimbursements	.79%	.80%	.82	%^	.85%	.84%	.84%
Class B
Net of waivers/reimbursements	1.50%	1.50%	1.50	%^	1.50%	1.48%	1.45%
Before waivers/reimbursements	1.59%	1.55%	1.57	%^	1.56%	1.54%	1.57%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50	%^	1.50%	1.49%	1.45%
Before waivers/reimbursements	1.54%	1.55%	1.55	%^	1.55%	1.54%	1.54%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50	%^	.50%	.49%	.45%
Before waivers/reimbursements	.54%	.55%	.54	%^	.55%	.54%	.53%

AB High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.80%	.80%	.80	%^	.80%	.80%	.80%
Before waivers/reimbursements	.82%	.82%	.83	%^	.88%	.89%	.89%
Class C
Net of waivers/reimbursements	1.55%	1.55%	1.53	%^	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.57%	1.57%	1.56	%^	1.58%	1.59%	1.59%

abfunds.com	AB MUNICIPAL INCOME FUND | 171

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended May 31,		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2017	2016			2014	2013	2012

Advisor Class
Net of waivers/reimbursements	.55%	.55%	.53	%^	.50%	.50%	.50%
Before waivers/reimbursements	.57%	.57%	.56	%^	.58%	.59%	.59%

AB National Portfolio
Class A
Net of waivers/reimbursements	.74%	.75%	.77	%^	.80%	.79%	.75%
Before waivers/reimbursements	.80%	.80%	.82	%^	.85%	.85%	.85%
Class B
Net of waivers/reimbursements	1.49%	1.50%	1.50	%^	1.50%	1.48%	1.45%
Before waivers/reimbursements	1.55%	1.58%	1.57%		1.56%	1.56%	1.58%
Class C
Net of waivers/reimbursements	1.49%	1.50%	1.50	%^	1.50%	1.49%	1.45%
Before waivers/reimbursements	1.55%	1.55%	1.55	%^	1.55%	1.55%	1.56%
Advisor Class
Net of waivers/reimbursements	.49%	.50%	.50	%^	.50%	.49%	.45%
Before waivers/reimbursements	.55%	.55%	.55	%^	.55%	.55%	.55%

AB New York Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.77	%^	.80%	.79%	.75%
Before waivers/reimbursements	.81%	.81%	.84	%^	.87%	.84%	.85%
Class B
Net of waivers/reimbursements	1.50%	1.50%	1.50	%^	1.50%	1.48%	1.45%
Before waivers/reimbursements	1.56%	1.59%	1.58	%^	1.57%	1.55%	1.57%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50	%^	1.50%	1.49%	1.45%
Before waivers/reimbursements	1.56%	1.57%	1.57	%^	1.57%	1.54%	1.55%

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended May 31,		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2017	2016			2014	2013	2012

Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50	%^	.50%	.49%	.45%
Before waivers/reimbursements	.56%	.57%	.56	%^	.56%	.54%	.54%

(g)	In connection with the Portfolios’ investments in affiliated underlying portfolios, the Portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios’ pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Year Ended May 31, 2017
AB National Portfolio	0.01%

†	For the year ended May 31, 2017 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
AB California Portfolio	$ .0007	.006%	.006%
AB National Portfolio	$ .0002	.002%	.002%
AB New York Portfolio	$ .0002	.002%	.002%

^	Annualized.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND | 173

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Municipal Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AB Municipal Income Fund, Inc. (the “Fund”), comprising, respectively, the AB National Portfolio, AB High Income Municipal Portfolio, AB California Portfolio and AB New York Portfolio, as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period November 1, 2014 to May 31, 2015 and each of the three years in the period ended October 31, 2014, and the statement of cash flows of the AB High Income Municipal Portfolio for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the AB Municipal Income Fund, Inc. at May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, the period November 1, 2014 to May 31, 2015

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and each of the three years in the period ended October 31, 2014, and the cash flows of AB High Income Municipal Portfolio for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 28, 2017

abfunds.com	AB MUNICIPAL INCOME FUND | 175

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III,(2) Senior Vice President Fred S. Cohen,(2) Vice President Terrance T. Hults,(2) Vice President	Matthew J. Norton,(2) Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Municipal Bond Investment Team. Messrs. Davidson, Hults and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the High Income Municipal Portfolio. Messrs. Cohen, Davidson, Hults and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the California, National and New York Portfolios.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	98	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (2004)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	97	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	98	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (2004)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	95	None

Nancy P. Jacklin, ## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	98	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	98	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	98	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert B. “Guy” Davidson III 56	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Matthew J. Norton 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2012.

Fred S. Cohen 59	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Terrance T. Hults 51	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Fund

The disinterested directors (the “directors”) of AB Municipal Income Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held on November 1-3, 2016 (the “Meeting”):

•	AB California Portfolio

•	AB High Income Municipal Portfolio

•	AB National Portfolio

•	AB New York Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Fund, in which the Senior Officer concluded that the contractual fee for each Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each

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Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Fund. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Fund, result in a higher rate of total compensation from such Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency and distribution services to the Funds. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

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Adviser’s relationships with the Funds before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Funds’ shares; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of each Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares of each Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods, as applicable, ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that each Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as such Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered each Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style to any of the Funds.

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The directors also considered the total expense ratio of the Class A shares of each Fund in comparison to a peer group and a peer universe selected by Broadridge. The expense ratio of each Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in each Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others. Based on their review, the directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Funds contain breakpoints and that the net assets of AB High Income Municipal Portfolio were higher than the breakpoint levels. Accordingly, AB High Income Municipal Portfolio’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of such Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that AB High Income Municipal Portfolio’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale. In the case of the other Funds the directors concluded that the Funds’ shareholders would benefit from a sharing of economies of scale in the event a Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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NOTES

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NOTES

abfunds.com	AB MUNICIPAL INCOME FUND | 191

NOTES

192 | AB MUNICIPAL INCOME FUND	abfunds.com

AB MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MI-0151-0517

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
-AB California Portfolio	2016	$37,288	$—	$23,543
	2017	$37,288	$33	$21,968
-AB National Portfolio	2016	$38,664	$—	$23,543
	2017	$38,664	$61	$21,968
-AB New York Portfolio	2016	$38,664	$—	$23,543
	2017	$38,664	$29	$24,468
-AB High Income Municipal Portfolio	2016	$46,438	$—	$23,543
	2017	$46,438	$120	$21,968

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
-AB California Portfolio	2016	$406,088	$23,543
			$—
			$(23,543)
	2017	$617,291	$22,001
			$(33)
			$(21,968)
-AB National Portfolio	2016	$406,088	$23,543
			$—
			$(23,543)
	2017	$617,319	$22,029
			$(61)
			$(21,968)
-AB New York Portfolio	2016	$406,088	$23,543
			$—
			$(23,543)
	2017	$619,787	$24,497
			$(29)
			$(24,468)
-AB High Income Municipal Portfolio	2016	$406,088	$23,543
			$—
			$(23,543)
	2017	$617,378	$22,088
			$(120)
			$(21,968)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 28, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 28, 2017